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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

The Alger Funds II

SEMI-ANNUAL REPORT
April 30, 2010
(Unaudited)

Table of Contents

THE ALGER FUNDS II

Letter to Our Shareholders	1
Fund Highlights	11
Portfolio Summary	16
Schedules of Investments	17
Statements of Assets and Liabilities	54
Statements of Operations	56
Statements of Changes in Net Assets	57
Statement of Cash Flows	60
Financial Highlights	61
Notes to Financial Statements	70
Additional Information	86

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Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we’ll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

Dear Shareholders,	June 3, 2010

Lewis Carroll chose the title “Through the Looking Glass and What Alice Found There,” for his sequel to “Alice’s Adventures in Wonderland.”  I will confess that I had to look that up, uncertain of the exact title of the sequel from which the current hit movie is based, only to find that today’s movie storyline is drawn from both books, to the disapproval, I might add, of at least one friend, a frequent critic of contemporary adaptations of classic literature. For our purpose, the title “Through the Looking Glass” serves as a useful reminder to us as investors to both think, as Alice did, about what the world is like on the other side of a mirror’s reflection and to look in the mirror itself.  In this letter, we look in the mirror of our own past letters and commentaries as well as continue to step through to the other side and offer a viewpoint on what we think lies “on the other side.”

In our Semi-Annual letter of April 2009, we maintained that March market lows were a turning point for the S&P 500.  At the same time, we noted that economic growth and improvements in investor sentiment would improve, although neither would do so in a straight line, which would drive market volatility. Our expectations of a market turnaround proved correct, with the S&P 500 returning 49.77% during the 12-month period ended March 31, 2010.  While market volatility as measured by the VIX during that timeframe declined, it’s been a strange kind of calm. Starting in mid-January of this year, for example, there were four consecutive weekly declines of the S&P 500 Index, almost immediately followed by an impressive series of weekly gains.

More recently, in our Alger 2010 Market Outlook and fourth quarter 2009 Market Commentary, we noted two principle insights for 2010. The first being that 2010 was likely to be a year of uncertainty as investors waited for guidance on the direction of governmental policies (i.e., from health care to international trade to economic stimulus), rather than focus on the fundamental economic uncertainty that drove equity markets in 2009. The second principle derives from the first: that U.S. equity markets would vacillate from this policy uncertainty, while ultimately remaining on an upward trend due to improving broad-based fundamentals like corporate revenues and earnings growth. This upward trend resulted in the S&P 500 posting a 5.39% return for the first quarter of this year and a 15.66% return for the six-month reporting period ended April 30 of 2010.

Black and Red: Corporate Earnings Unchecked Across a Background of Economic (and Other) Concerns

Have investors, psychologically, moved to the other side of our mirror called “risk and reward” and, thus, become willing to engage again with U.S. equities? We think not yet. And, as in “Through the Looking Glass,” we find, like Alice, the landscape ahead for investors is a chessboard to be navigated, not clear sailing on the optimism of a new bull market.

The accuracy of our earlier forecast of an improving economy was validated in the first quarter of 2010.  Bellwethers like FedEx Corp. (FDX) and NIKE Inc (NKE)

reported surprisingly strong results. The supposedly weak U.S. consumer appeared surprisingly well dressed, with retailers such as J. Crew Group (JCP) and Tiffany’s (TIF) posting strong results for their fourth quarters and intra-quarter sales reports suggesting surprisingly strong sales in February and March, driving their share prices to near multi-year highs. In sum, the strong corporate results lend support to optimistic investors, with first quarter earnings for the S&P 500 expected to have grown more than 35% on a year-over-year basis. That growth, if realized, will mark the first two consecutive quarters of year-over-year expansion since the first half of 2007.

As we have noted in the past, strong corporate earnings can occur at a time when broad-based economic data is mixed. In particular, while 2009 fourth-quarter GDP growth was encouraging, high unemployment and weakness in real estate persisted. Unemployment had dropped in January, but the resulting 9.7% was still high, and new jobs data reported during the first quarter missed on the downside. In real estate, the National Association of Realtors reported that sales of existing homes dropped 0.6% in February from January and that the median sales price fell to $165,100, a 1.8% decline. Home inventories also grew to an 8.6 month supply.

Even positive numbers, such as GDP growth of 5.7% in the fourth quarter of 2009, must be taken with a dousing of reality—much of that gain resulted from businesses replenishing inventories drawn down in the depths of the recession.

In April, however, an abundance of positive economic data was released: first quarter GDP grew 3.2% —its third straight quarter—while household spending rose 3.6%. Data also showed that housing starts, industrial production and orders for manufactured goods increased in March.

Remembering Future Events: The White Queen

Lewis Carroll’s White Queen claims to have the ability to remember future events, even in her absentmindedness. Carroll’s literary and linguistic puzzles have entertained millions for over a century, even before the emergence of 3-D movie technologies. In 2009, near the bottom of the U.S. equity market, our analysts looked at an investment puzzle: the fundamental disregard, reflected in the market valuation, for a quality growth company we called “USA Inc.”  (Alger Market Commentary, March 2009).

To recall that past event, USA Inc. was a group of 20 companies held in Alger mutual funds and client accounts. As a group, in the prior decade it grew revenues at a 14% per annum rate, expanded its gross margins significantly while expanding overseas and it also maintained a solid balance sheet at a time of crisis. Last year, in March, we estimated that USA Inc.’s free cash flow (before dividends) to enterprise value yield was over 8.5%. Today, we want to look back and remember the (very recent) past to help us think about the future.

In the past year, USA Inc. companies have sustained, and in some cases exceeded, that fundamental performance. Earnings have grown at a double digit rate from the

EPS estimates of March 2009, while actual revenues for calendar year 2009 exceeded forecasts. USA Inc. companies have continued to capitalize on global expansion, with more than 40% of their revenue stream being generated in other countries and they have delivered on their ability to generate free cash flow. As a group, the combined value of the companies’ stocks climbed 57% over the past year; however, cash and investments on their balance sheets still constitutes more than 13% of their market cap. Finally, while their stocks have climbed, their valuations remain very reasonable, in our view, trading at an Enterprise Value to Free Cash Flow of approximately 16X at the end of the first quarter 2010 (that is, a 6.5% yield in a land where bond yields remain paltry).

In fact, U.S. equity markets generally look appealing from a Free Cash-Flow Yield perspective. The yields reached record highs during the market trough last year and have since declined. However, at nearly 5% in April, we believe the yields are still attractive.

What’s on the Horizon?

Having experienced a year of remarkable market performance—on both the domestic and international fronts—it is only natural to question if market gains will continue. Certainly, we do not expect to see portfolio appreciation at the levels of the past 12 months, yet we believe a variety of broad ongoing trends will support additional market gains.

We believe that the theme of strong corporate earnings overshadowing investors’ concerns over the economy and government policies will continue. Markets, it appears, have only just begun to price in economic growth that we believe will ultimately drive additional business expansion. Indeed, much of the equity gains of 2009 resulted not from economic growth but from investors’ belief that an economic doomsday had been avoided.

Investor psychology may be the key factor for markets in 2010. From 2007 to the end of 2009, risk-averse investors deposited more than half a trillion dollars into bond funds, according to data from the Investment Company Institute. That amount dwarfs the $81 billion captured by the funds during the three-year period leading up to 2007. In comparison, domestic equity funds had net outflows of $151 billion from 2007 to the end of 2009, compared to the nearly $473 billion of inflows during the three years prior to that period. We believe this trend may moderate or even reverse as investor psychology reaches a tipping point.

During the past 12 months, market volatility has been followed by strong market gains that have rewarded investors who have purchased during dips. The first quarter was no exception. The S&P 500’s considerable gain for the period occurred even though markets declined in each of the four weeks leading up to February 5. Strong market performance following that decline and other market dips, we believe, will ultimately move investors to a tipping point, causing them to move assets from bond funds to equity funds. This reallocation of a sizeable pool of non-equity assets into stocks could provide substantial levels of market support.

A potential decline in the performance of bond funds could also drive investors to reallocate assets. Indeed, PIMCO Bond Manager Bill Gross recently commented that the prospect of a strengthening economy and rising interest rates argues against maintaining a large bond allocation and that the nearly three-decade long rally in fixed-income securities may have run its course.

Finally, with widespread expectations for a slow, gradual economic recovery, investors may return to growth style investing. In such an environment, companies are challenged to generate substantial earnings growth, so investors are willing to pay a premium for high-quality growing companies that Alger analysts are researching and discovering every day.

At Alger, we also believe that changing conditions present unique opportunities. Indeed, the past months have reinforced that belief, which has been a basic tenet of our investing philosophy since 1964. Going forward, our research-driven strategy and deep team of experienced analysts will continue to identify companies benefiting from the change all around us, and in particular, from creating “Positive Dynamic Change” in their industries, regardless of market conditions.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund returned 18.73% for the six-month period ended April 30, 2010, compared with a return of 16.51% for the Russell 3000 Growth Index.

During the period, the largest portfolio weightings in the Alger Spectra Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Consumer Staples.  Relative outperformance in the Consumer Discretionary and Information Technology sectors was the most important contributor to performance. Sectors that detracted from performance included Industrials and Consumer Staples.

Among the most important relative contributors were Patriot Coal Corp., Skyworks Solutions Inc., Dana Holding Corp., Seagate Technology and ArvinMeritor Inc.  Conversely, detracting from overall results on a relative basis were Brocade Communications Systems Inc., Paccar Inc., Oracle Corp., United Technologies Corp. and Advanced Micro Devices Inc.

Alger Green Fund

The Alger Green Fund returned 16.22% for the six-month period ended April 30, 2010, compared with a return of 16.51% for the Russell 3000 Growth Index.

During the period, the largest portfolio weightings in the Alger Green Fund were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Industrials. The largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Consumer Discretionary and Information Technology sectors was the most important contributor to performance.

Sectors that detracted from the portfolio included Health Care and Consumer Staples.

Among the most important relative contributors were Cummins Inc., Trina Solar Ltd. (ADS), Dolby Laboratories Inc. (Cl A), Cree Inc. and Trimble Navigation Ltd.  Conversely, detracting from overall results on a relative basis were McDonald’s Corp., Duoyuan Global Water Inc. (ADS), A123 Systems Inc., Vestas Wind Systems A/S and GameStop Corp. (Cl A).

Alger International Opportunities Fund

The Alger International Opportunities Fund returned 5.45% for the six-month period ended April 30, 2010. During the same period, the Fund’s benchmarks, the MSCI EAFE Index and the MSCI All Country World Index ex U.S. Index returned 7.50% and 7.80%, respectively.

During the period, the largest portfolio weightings in the Alger International Opportunities Fund were in the Health Care and Information Technology sectors. The largest sector overweight for the period was in Information Technology. The largest sector underweight for the period was in Financials. Relative outperformance in the Information Technology and Financials sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Consumer Discretionary and Industrials.

Among the most important relative contributors were Eurasian Natural Resources Corp. PLC, Mellanox Technologies Ltd., Nintendo Co. Ltd., Vale S.A. (ADS) and Infosys Technologies Ltd. (ADS). Conversely, detracting from overall results on a relative basis were Porsche Automobil Holding SE, Vestas Wind Systems A/S, GAME Group PLC, Nestle S.A. and Commonwealth Bank of Australia.

Alger Analyst Fund

The Alger Analyst Fund returned 19.70% for the six-month period ended April 30, 2010.  The Fund’s benchmark, the Russell 3000 Growth Index, returned 16.51% during the same period.

During the period, the largest portfolio weightings in the Alger Analyst Composite Portfolio were in the Health Care and Information Technology sectors. The largest sector overweight for the period was in Health Care. The largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Health Care and Consumer Discretionary sectors was the most important contributor to performance. Sectors that detracted from the portfolio included Consumer Staples and Industrials.

Among the most important relative contributors were Human Genome Sciences Inc., Bucyrus International Inc., BE Aerospace Inc., Medicis Pharmaceutical Corp., and Shire PLC (ADS). Conversely, detracting from overall results on a relative basis were Apple Inc., Microsoft Corp., Cisco Systems Inc., Oracle Corp., and Actelion Ltd.

Alger Dynamic Opportunities Fund

From its November 2, 2009 inception date through April 30, 2010, the Alger Dynamic Opportunities Fund returned 5.10% compared to the 7.70% return of the Fund’s Blended benchmark of 50% S&P 500 Index and 50% BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

During the period, the largest portfolio weightings in the Alger Dynamic Opportunities Fund were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Materials. The largest sector underweight for the period was in Industrials. Relative outperformance in the Materials and Information Technology sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Industrials and Financials.

Among the most important relative contributors were Skyworks Solutions Inc., Cliffs Natural Resources Inc., Liberty Media Corp., ArvinMeritor Inc. and Patriot Coal Corp. Conversely, detracting from overall results on a relative basis were Zions Bancorp, Brocade Communications Systems Inc., Advanced Micro Devices Inc., Paccar Inc. and Baker Hughes Inc.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung
Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Recent performance has been impacted by an unusually strong period in the

U.S. equity market and there is no guarantee that such conditions will be repeated. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2010. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Funds during the six-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Fund’s net asset value can decrease more quickly than if the Fund had not borrowed. Some Alger Funds, such as the Alger Spectra Fund and the Alger Dynamic Opportunities Fund may engage in short sales, which presents additional risk. To engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The Fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

The Alger Green Fund’s environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about the Alger Funds call us at (800) 992-3863 or visit us at www.alger.com.

Read it carefully before investing. Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•        Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

•        The VIX (CBOE Volatility Index) is a popular measure of the implied volatility of S&P 500 index options.

•        The following companies represented the stated percentage of firm wide assets as of April 30, 2010: FedEx Corp., 0.01%; NIKE Inc., 0.05%; Tiffany & Co., 0.06% and J. Crew Group, Inc., 0.0%.

•        The National Association of Realtors is a trade association representing members involved in the residential and commercial real estate industries.

•        The group of companies that we call USA, Inc. does not represent an actual portfolio and the specific securities within the group may or may not be held in more than one portfolio or portfolio style advised by Fred Alger Management, Inc. Inclusion of a security in this group is not a recommendation to purchase such security or an indication regarding such security’s prior performance. Further, the securities in the group are held in one or more portfolio advised by Fred Alger Management, Inc. as of the date hereof and are subject to change at any time.

•        PIMCO is a subsidiary of Allianz Global Investors. As of April 30, Allianz Global Investors represented 0.0% of Alger assets under management.

•        Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

•        The MSCI EAFE Index (Europe, Australasia, Far East) is a free float adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

•        The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 48 country indices.

•        The Blended Index consists of 50% S&P 500 Index and 50% BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.  The BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

FUND PERFORMANCE AS OF 3/31/10 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS(1)

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Spectra Fund Class A
(Inception 7/28/69)	58.59%	10.76%	(2.87)%	n/a
Alger Spectra Fund Class C
(Inception 9/24/08)	65.35%	11.17%	(3.05)%	n/a
Alger Spectra Fund Class I
(Inception 9/24/08)	67.62%	12.06%	(2.30)%	n/a
Alger Green Fund Class A(2)
(Inception 12/4/00)	43.45%	5.61%	n/a	(2.96)%
Alger Green Fund Class C(2)
(Inception 9/24/08)	49.38%	5.95%	n/a	(3.13)%
Alger Green Fund Class I(2)
(Inception 9/24/08)	51.53%	6.72%	n/a	(2.42)%
Alger Analyst Fund Class A
(Inception 3/30/07)	44.26%	n/a	n/a	(2.06)%
Alger Analyst Fund Class C
(Inception 9/24/08)	50.21%	n/a	n/a	(1.06)%
Alger Analyst Fund Class I
(Inception 9/24/08)	52.09%	n/a	n/a	(0.33)%
Alger International Opportunities Fund Class A
(Inception 2/28/07)	41.61%	n/a	n/a	(6.71)%
Alger International Opportunities Fund Class C
(Inception 9/24/08)	47.19%	n/a	n/a	(5.85)%
Alger International Opportunities Fund Class I
(Inception 9/24/08)	49.64%	n/a	n/a	(5.03)%
Alger Dynamic Opportunities Fund Class A
(Inception 11/2/09)	n/a	n/a	n/a	0.62%

(1)

The Fund’s Class N shares , with the exception of the Alger Dynamic Opportunities Fund were redesignated as Class A shares on September 24, 2008.  Class A share performance data prior to September 24, 2008, represents the performance of the Fund’s Class N shares, adjusted to reflect the maximum front-end sales load.  Class C performance data prior to September 24, 2008, Class inception, represents the performance of the Fund’s Class N shares adjusted to reflect the applicable contingent deferred sales charge and higher operating expenses of Class C shares.  Class I performance data prior to September 24, 2008, Class inception, represents the Fund’s Class N Shares.

(2)

Performance figures prior to 1/12/2007 are those of the Alger Green Institutional Fund and performance prior to 10/19/2006 represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I shares, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had different portfolio managers.  As of 1/12/2007 the Alger Green Institutional Fund became the Alger Green Fund.

ALGER SPECTRA FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2010. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/10(1)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 7/28/69)	45.15%	11.70%	(1.25)%	n/a
Russell 3000 Growth Index	38.70%	4.22%	(3.38)%	n/a

Class C (Inception 9/24/08)	50.87%	12.11%	(1.44)%	n/a
Russell 3000 Growth Index	38.70%	4.22%	(3.38)%	n/a

Class I (Inception 9/24/08)	53.25%	13.01%	(0.67)%	n/a
Russell 3000 Growth Index	38.70%	4.22%	(3.38)%	n/a

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

(1)

Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund’s Class N shares were redesignated as Class A shares on September 24, 2008. Class A share performance data prior to September 24, 2008 represents the performance of the Fund’s Class N shares, adjusted to reflect the maximun front-end sales charge. Class C performance data prior to September 24, 2008, Class C inception, represents the performance of the Fund’s Class N shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C shares. Data for Class I share performance prior to September 24, 2008, Class I inception, represents the Fund’s Class N shares.

ALGER GREEN FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) from December 4, 2000 through April 30, 2010. The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/10(1)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 12/4/00)(2)	33.57%	6.57%	n/a	(2.70)%
Russell 3000 Growth Index	38.70%	4.22%	n/a	(0.79)%

Class C (Inception 9/24/08)(2)	39.00%	6.94%	n/a	(2.86)%
Russell 3000 Growth Index	38.70%	4.22%	n/a	(0.79)%

Class I (Inception 9/24/08)(2)	40.74%	7.69%	n/a	(2.15)%
Russell 3000 Growth Index	38.70%	4.22%	n/a	(0.79)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

(1)

Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund’s Class N shares were redesignated as Class A shares on September 24, 2008. Class A share performance data prior to September 24, 2008 represents the performance of the Fund’s Class N shares, adjusted to reflect the maximun front-end sales charge. Class C performance data prior to September 24, 2008, Class C inception, represents the performance of the Fund’s Class N shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C shares. Data for Class I share performance prior to September 24, 2008, Class I inception, represents the Fund’s Class N shares.

(2)

Performance figures prior to 1/12/2007 are those of the Alger Green Institutional Fund and performance prior to 10/19/2006 represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I shares, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had different portfolio managers.  As of 1/12/2007 the Alger Green Institutional Fund became the Alger Green Fund.

ALGER ANALYST FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Analyst Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) on March 30, 2007, the inception date of the Alger Analyst Fund Class A, through April 30, 2010. The figures for the Alger Analyst Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends.  Performance for the Alger Analyst Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/10(1)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 3/30/07)	34.76%	n/a	n/a	(1.58)%
Russell 3000 Growth Index	38.70%	n/a	n/a	(0.46)%

Class C (Inception 9/24/08)	40.07%	n/a	n/a	(0.62)%
Russell 3000 Growth Index	38.70%	n/a	n/a	(0.46)%

Class I (Inception 9/24/08)	42.07%	n/a	n/a	0.12%
Russell 3000 Growth Index	38.70%	n/a	n/a	(0.46)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

(1)

Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund’s Class N shares were redesignated as Class A shares on September 24, 2008. Class A share performance data prior to September 24, 2008 represents the performance of the Fund’s Class N shares, adjusted to reflect the maximun front-end sales charge. Class C performance data prior to September 24, 2008, Class C inception, represents the performance of the Fund’s Class N shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C shares. Data for Class I share performance prior to September 24, 2008, Class I inception, represents the Fund’s Class N shares.

ALGER INTERNATIONAL OPPORTUNITIES FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger International Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI EAFE Index and the MSCI All Country World Index ex U.S. Index (both unmanaged indexes of common stocks) on February 28, 2007, the inception date of the Alger International Opportunities Fund Class A, through April 30, 2010. The figures for the Alger International Opportunities Fund Class A, MSCI EAFE, and the MSCI All Country World Index ex U.S. Index include reinvestment of dividends. Performance for the Alger International Opportunities Fund Class C and Class I shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.

Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/10(1)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 2/28/07)	23.65%	n/a	n/a	(7.18)%
MSCI EAFE Index	24.70%	n/a	n/a	(10.07)%
MSCI All Country World Index ex U.S. Index	24.97%	n/a	n/a	(9.39)%

Class C (Inception 9/24/08)	28.66%	n/a	n/a	(6.37)%
MSCI EAFE Index	24.70%	n/a	n/a	(10.07)%
MSCI All Country World Index ex U.S. Index	24.97%	n/a	n/a	(9.39)%

Class I (Inception 9/24/08)	30.97%	n/a	n/a	(5.53)%
MSCI EAFE Index	24.70%	n/a	n/a	(10.07)%
MSCI All Country World Index ex U.S. Index	24.97%	n/a	n/a	(9.39)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

(1)

Returns reflect maximum initial sales charges on Class A shares and applicable contingent deferred sales charges on Class C shares. The Fund’s Class N shares were redesignated as Class A shares on September 24, 2008. Class A share performance data prior to September 24, 2008 represents the performance of the Fund’s Class N shares, adjusted to reflect the maximun front-end sales charge. Class C performance data prior to September 24, 2008, Class C inception, represents the performance of the Fund’s Class N shares adjusted to reflect the applicable contingent deferred sales charge and higher operation expenses of Class C shares. Data for Class I share performance prior to September 24, 2008, Class I inception, represents the Fund’s Class N shares.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through April 30, 2010 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Blended S&P 500/BofA Merrill Lynch 3-Month Treasury Index (an unmanaged indexes of common stocks) on November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through April 30, 2010. The figures for the Alger Dynamic Opportunities Fund Class A, and the Blended S&P 500/BofA Merrill Lynch 3-Month Treasury Index include reinvestment of dividends.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/10

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 11/2/09)	n/a	n/a	n/a	(0.42)%
Blended Index(1)	n/a	n/a	n/a	7.69%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

(1)	Blended Index consists of 50% S&P 500 Index and 50% BofA Merrill Lynch 3-month Treasury Bill Index.

PORTFOLIO SUMMARY†

April 30, 2010 (Unaudited)

SECTORS	Alger Spectra Fund‡	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund‡
Consumer Discretionary	11.9%	18.1%	16.8%	6.2%
Consumer Staples	3.5	6.4	4.5	(0.2)
Energy	10.1	2.6	4.2	5.1
Exchange Traded Funds	0.0	0.0	0.0	0.9
Financials	8.2	6.2	5.7	5.6
Health Care	11.2	8.6	24.3	8.1
Industrials	6.8	21.3	6.1	3.2
Information Technology	34.6	25.2	23.3	11.0
Materials	4.5	3.2	1.7	3.3
Telecommunication Services	0.3	0.0	1.3	(0.3)
Utilities	(1.0)	1.8	0.0	(0.9)
Short-Term Investments and Net Other Assets	9.9	6.6	12.1	58.0
	100.0%	100.0%	100.0%	100.0%

COUNTRY	Alger International Opportunities Fund
Australia	6.2%
Bermuda	2.0
Brazil	7.7
Canada	0.8
China	6.2
Denmark	1.3
France	3.1
Germany	3.3
Greece	0.6
Hong Kong	3.1
India	6.6
Ireland	0.6
Israel	7.3
Italy	0.6
Japan	11.5
Netherlands	2.4
Norway	1.1
South Africa	0.6
Spain	0.8
Sweden	1.2
Switzerland	8.4
Taiwan	1.7
United Kingdom	13.9
United States	1.3
Cash and Net Other Assets	7.7
100.0%

† Based on net assets for each Fund.

‡ Includes short sales as a reduction of sector exposure.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—100.8%
ADVERTISING—0.4%
Focus Media Holding Ltd.#*	123,700	$2,075,686

AEROSPACE & DEFENSE—1.0%
General Dynamics Corp.	26,068	1,990,552
Lockheed Martin Corp.	22,286	1,891,859
United Technologies Corp. +	22,800	1,708,860
		5,591,271
AIR FREIGHT & LOGISTICS—1.3%
United Parcel Service Inc., Cl. B	99,900	6,907,086

APPAREL RETAIL—0.5%
American Eagle Outfitters Inc.	170,600	2,867,786

APPLICATION SOFTWARE—2.3%
Adobe Systems Inc. *	134,197	4,507,678
Informatica Corp. *	107,400	2,686,074
Nice Systems Ltd. #*	49,445	1,572,845
Synopsys Inc. *	127,700	2,900,067
Taleo Corp., Cl. A *	61,200	1,589,976
		13,256,640
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Invesco Ltd.	141,400	3,250,786

AUTO PARTS & EQUIPMENT—1.7%
ArvinMeritor Inc. *	174,400	2,671,808
Lear Corp. *	90,300	7,330,554
		10,002,362
BIOTECHNOLOGY—1.5%
Amgen Inc. *	95,075	5,453,501
Celgene Corp. *	14,449	895,116
China Nuokang Bio-Pharmaceutical Inc. #*	22,400	147,840
Human Genome Sciences Inc. *	63,530	1,759,146
		8,255,603
CABLE & SATELLITE—0.8%
DIRECTV Group Inc., /The*	127,500	4,619,325

CASINOS & GAMING—0.2%
Las Vegas Sands Corp.*	38,000	944,680

COAL & CONSUMABLE FUELS—1.3%
Peabody Energy Corp.	161,400	7,540,608

COMMUNICATIONS EQUIPMENT—2.4%
Brocade Communications Systems Inc. *	261,744	1,698,719
Cisco Systems Inc. *,+	230,492	6,204,845
Qualcomm Inc. +	160,937	6,234,699
		14,138,263
COMPUTER HARDWARE—8.3%
Apple Inc. *,+	96,772	25,269,104
Hewlett-Packard Co. +	379,784	19,737,374
International Business Machines Corp. +	17,813	2,297,877
		47,304,355

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—1.3%
EMC Corp. *	209,399	$3,980,675
Seagate Technology *,+	194,053	3,564,754
		7,545,429
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.4%
Cummins Inc.	86,300	6,233,449
Terex Corp. *	76,300	2,023,476
		8,256,925
CONSTRUCTION MATERIALS—0.1%
Eagle Materials Inc.	19,200	611,904

DATA PROCESSING & OUTSOURCED SERVICES—1.5%
Mastercard Inc.+	33,765	8,375,071

DEPARTMENT STORES—1.2%
Kohl’s Corp.*	126,500	6,956,235

DIVERSIFIED BANKS—0.2%
Banco Santander Brasil SA #	48,600	565,218
Wells Fargo & Co.	26,000	860,860
		1,426,078
DIVERSIFIED CHEMICALS—0.5%
Eastman Chemical Co.	35,400	2,368,968
FMC Corporation	3,618	230,250
		2,599,218
DIVERSIFIED METALS & MINING—0.2%
Breakwater Resources Ltd. *	1,958,800	822,696
Grande Cache Coal Corp. *	50,900	335,698
		1,158,394
EDUCATION SERVICES—0.4%
ITT Educational Services Inc.*	21,200	2,143,956

ELECTRICAL COMPONENTS & EQUIPMENT—0.3%
Generac Holdings Inc.*	128,600	1,940,574

FERTILIZERS & AGRICULTURAL CHEMICALS—0.3%
Mosaic Co., /The	37,393	1,912,278

FOREST PRODUCTS—0.7%
Weyerhaeuser Co.	82,700	4,095,304

GENERAL MERCHANDISE STORES—0.8%
Target Corp.+	84,573	4,809,667

GOLD—1.0%
Yamana Gold Inc.	534,400	5,808,928

HEALTH CARE EQUIPMENT—3.4%
Baxter International Inc.	183,869	8,682,294
Covidien PLC +	182,712	8,768,349
Insulet Corp. *	161,601	2,230,094
		19,680,737
HEALTH CARE FACILITIES—0.5%
Health Management Associates Inc., Cl. A *	271,900	2,534,108

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—(CONT.)
Select Medical Holdings Corp. *	29,000	$252,010
		2,786,118
HEALTH CARE SUPPLIES—0.1%
Inverness Medical Innovations Inc.*,+	17,179	683,381

HOME ENTERTAINMENT SOFTWARE—1.0%
Activision Blizzard Inc.	502,300	5,565,484

HOME IMPROVEMENT RETAIL—1.1%
Lowe’s Companies, Inc.	238,272	6,461,937

HOTELS RESORTS & CRUISE LINES—0.9%
Morgans Hotel Group Co. *	73,339	621,181
Orient-Express Hotels Ltd., Cl. A *	29,200	398,580
Wyndham Worldwide Corp.	146,400	3,924,984
		4,944,745
HOUSEHOLD APPLIANCES—1.0%
Stanley Black & Decker Inc.	88,400	5,494,060

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
Towers Watson & Co.	34,300	1,646,400

HYPERMARKETS & SUPER CENTERS—2.0%
Wal-Mart Stores Inc.+	206,283	11,067,083

INDUSTRIAL CONGLOMERATES—2.3%
Tyco International Ltd.	331,521	12,859,700

INDUSTRIAL MACHINERY—0.4%
Ingersoll-Rand PLC	44,700	1,653,006
SPX Corp.	13,200	922,416
		2,575,422
INTEGRATED OIL & GAS—3.4%
Chevron Corp.+	238,061	19,387,688

INTERNET RETAIL—1.7%
Amazon.com Inc. *	31,700	4,344,802
Expedia Inc. +	184,990	4,367,614
Shutterfly Inc. *	46,572	1,095,839
		9,808,255
INTERNET SOFTWARE & SERVICES—7.4%
eBay Inc. *	212,093	5,049,934
Google Inc., Cl. A *,+	16,855	8,856,290
GSI Commerce Inc. *,+	258,350	7,040,038
IAC/InterActiveCorp. *,+	238,646	5,350,443
OpenTable Inc. *	13,600	528,496
Sina Corp. *	247,695	9,090,406
Yahoo! Inc. *,+	408,735	6,756,390
		42,671,997
INVESTMENT BANKING & BROKERAGE—0.6%
Lazard Ltd., Cl. A	63,800	2,466,508
Morgan Stanley	36,385	1,099,555
		3,566,063

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE PRODUCTS—0.5%
Phillips-Van Heusen Corp.	44,000	$2,772,440

LIFE & HEALTH INSURANCE—0.7%
Lincoln National Corp.	43,018	1,315,921
MetLife Inc.	55,000	2,506,900
		3,822,821
LIFE SCIENCES TOOLS & SERVICES—1.4%
Life Technologies Corp. *	38,117	2,085,381
Thermo Fisher Scientific Inc. *	108,800	6,014,464
		8,099,845
MANAGED HEALTH CARE—0.5%
WellPoint Inc.*	50,689	2,727,068

MARINE PORTS & SERVICES—0.5%
Aegean Marine Petroleum Network Inc.	118,800	3,117,312

METAL & GLASS CONTAINERS—0.5%
Owens-Illinois Inc.*,+	87,458	3,099,512

MOVIES & ENTERTAINMENT—0.9%
Liberty Media Corp., Capital, Cl. A *,+	71,219	3,152,865
Regal Entertainment Group, Cl. A	121,078	2,068,012
		5,220,877
MULTI-LINE INSURANCE—0.9%
Hartford Financial Services Group Inc.	158,500	4,528,345

OIL & GAS DRILLING—0.2%
Transocean Ltd.*	13,498	977,930

OIL & GAS EQUIPMENT & SERVICES—1.2%
Schlumberger Ltd.	85,600	6,113,552
Weatherford International Ltd. *	54,100	979,751
		7,093,303
OIL & GAS EXPLORATION & PRODUCTION—3.8%
Devon Energy Corp.	108,900	7,332,237
Kodiak Oil & Gas Corp. *	261,770	1,041,845
Nexen Inc. +	386,863	9,393,033
PAA Natural Gas Storage LP *	8,800	204,600
Plains Exploration & Production Co. *	134,864	3,952,864
		21,924,579
OIL & GAS STORAGE & TRANSPORTATION—0.2%
Magellan Midstream Partners LP	19,441	925,197
NuStar GP Holdings LLC.	13,800	408,204
		1,333,401
OTHER DIVERSIFIED FINANCIAL SERVICES—5.1%
Bank of America Corp.	586,017	10,448,683
BM&F Bovespa SA	692,200	4,599,336
JPMorgan Chase & Co. +	317,243	13,508,206
		28,556,225
PAPER PRODUCTS—0.2%
International Paper Co.	35,100	938,574

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PHARMACEUTICALS—4.9%
Abbott Laboratories +	169,974	$8,695,870
Auxilium Pharmaceuticals Inc. *	61,500	2,189,400
Optimer Pharmaceuticals Inc. *	491,700	6,052,827
Pfizer Inc.	698,199	11,673,887
		28,611,984
PROPERTY & CASUALTY INSURANCE—1.6%
Amtrust Financial Services Inc.	99,820	1,360,547
Assured Guaranty Ltd.	144,200	3,107,510
Travelers Cos., Inc., /The	98,744	5,010,271
		9,478,328
PUBLISHING—0.3%
McGraw-Hill Cos., Inc., /The+	47,022	1,585,582

RAILROADS—0.3%
CSX Corp.	26,400	1,479,720

RESEARCH & CONSULTING SERVICES—0.1%
FTI Consulting Inc.*	13,400	551,142

RESTAURANTS—1.0%
McDonald’s Corp.	82,261	5,806,804

RETAIL REITS—1.1%
Macerich Co., /The	141,200	6,313,052

SEMICONDUCTOR EQUIPMENT—1.3%
Lam Research Corp. *	122,100	4,951,155
MEMC Electronic Materials Inc. *	84,200	1,092,074
Novellus Systems Inc. *	51,200	1,341,440
		7,384,669
SEMICONDUCTORS—6.6%
Broadcom Corp., Cl. A +	41,700	1,438,233
Intel Corp. +	316,505	7,225,809
Marvell Technology Group Ltd. *,+	963,954	19,905,651
MaxLinear Inc., Cl. A *	11,300	190,970
Micron Technology Inc. *	176,100	1,646,535
Omnivision Technologies Inc. *	61,700	1,083,452
ON Semiconductor Corp. *,+	356,448	2,830,197
Skyworks Solutions Inc. *,+	234,666	3,951,775
		38,272,622
SOFT DRINKS—0.7%
PepsiCo Inc.	64,815	4,227,234

SPECIALIZED FINANCE—0.3%
CME Group Inc.	6,100	2,003,301

SPECIALTY STORES—0.0%
L’Occitane International SA*,(L2)	29,500	57,303

STEEL—1.0%
Cliffs Natural Resources Inc.	91,608	5,728,248

SYSTEMS SOFTWARE—4.0%
Microsoft Corp. +	346,163	10,571,818

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—(CONT.)
Oracle Corp.	468,200	$12,098,288
Red Hat Inc. *	18,700	558,569
		23,228,675
THRIFTS & MORTGAGE FINANCE—0.5%
PMI Group Inc., /The *	505,700	2,634,697
TFS Financial Corp.	40,673	575,116
		3,209,813
TOBACCO—1.1%
Philip Morris International Inc.+	129,294	6,345,750

TRUCKING—0.6%
Hertz Global Holdings Inc.*	262,442	3,794,911

WIRELESS TELECOMMUNICATION SERVICES—0.6%
NII Holdings Inc., Cl. B*	83,600	3,546,312

TOTAL COMMON STOCKS (Cost $564,217,349)		579,431,164

PREFERRED STOCKS—0.2%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.2%
JPMorgan Chase & Co., 8.63%, 9/1/2013* (Cost $916,363)	32,790	911,562

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—5.0%
TIME DEPOSITS—5.0%
Bank of American NA, 0.03%, 5/3/10(L2)	7,450,119	7,450,119
Citibank London, 0.03%, 5/3/10(L2)	21,100,000	21,100,000

TOTAL TIME DEPOSITS (Cost $28,550,119)		28,550,119

Total Investments (Cost $593,683,831)(a)	106.0%	608,892,845
Liabilities in Excess of Other Assets	(6.0)	(34,222,872)
NET ASSETS	100.0%	$574,669,973

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

+	All or a portion of this security is held as collateral for securities sold short.
*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $597,550,681 amounted to $11,342,164 which consisted of aggregate gross unrealized appreciation of $31,864,065 and aggregate gross unrealized depreciation of $20,521,901.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Securities Sold Short‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—(10.8)%
APPAREL RETAIL—(0.9)%
Brown Shoe Co., Inc.	30,900	$580,920
Limited Brands Inc.	165,600	4,438,080
		5,019,000
APPLICATION SOFTWARE—(0.2)%
SAP AG#	23,700	1,124,565

ASSET MANAGEMENT & CUSTODY BANKS—(0.8)%
Bank New York Mellon Corp.	93,000	2,895,090
Franklin Resources Inc.	11,700	1,352,988
Waddell & Reed Financial Inc., Cl. A	12,000	445,440
		4,693,518
AUTOMOBILE MANUFACTURERS—(0.1)%
Ford Motor Co.*	56,800	739,536

BIOTECHNOLOGY—(0.4)%
Arena Pharmaceuticals Inc.*	195,000	633,750
Genzyme Corp.*	29,400	1,565,256
		2,199,006
COMMUNICATIONS EQUIPMENT—(0.3)%
Nokia OYJ#*	43,800	532,608
Telefonaktiebolaget LM Ericsson#	122,300	1,406,450
		1,939,058
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—(1.0)%
PACCAR Inc.	123,700	5,754,524

DATA PROCESSING & OUTSOURCED SERVICES—(0.1)%
Paychex Inc.	16,200	495,720

ELECTRIC UTILITIES—(1.0)%
Exelon Corp.	128,200	5,588,238

FOOD RETAIL—(0.3)%
Safeway Inc.	66,400	1,567,040

FOOTWEAR—(0.1)%
Skechers U.S.A. Inc., Cl. A*	14,100	540,735

HEALTH CARE SERVICES—(0.7)%
Quest Diagnostics Inc.	70,500	4,029,780

HOME ENTERTAINMENT SOFTWARE—(0.1)%
Nintendo Co., Ltd.#	13,200	553,080

HOTELS RESORTS & CRUISE LINES—(0.2)%
Starwood Hotels & Resorts Worldwide Inc.	16,400	893,964

INTEGRATED TELECOMMUNICATION SERVICES—(0.3)%
Telefonos de Mexico SAB de CV#	121,900	1,871,165

IT CONSULTING & OTHER SERVICES—(0.5)%
SAIC Inc.*	157,900	2,749,039

PROPERTY & CASUALTY INSURANCE—(0.9)%
Berkshire Hathaway Inc., Cl. B*	67,300	5,182,101

REGIONAL BANKS—(0.5)%
BB&T Corp.	66,200	2,200,488
Zions Bancorporation	17,800	511,394
		2,711,882
RESIDENTIAL REITS—(0.8)%
Camden Property Trust	89,100	4,315,113

RESTAURANTS—(0.2)%
PF Chang’s China Bistro Inc.	23,000	1,003,720

COMMON STOCKS (CONT.)
RETAIL REITS—(0.4)%
Simon Property Group Inc.	25,000	$2,225,500

SEMICONDUCTORS—(0.2)%
Advanced Micro Devices Inc.*	85,900	778,254
National Semiconductor Corp.	17,600	260,128
		1,038,382
SYSTEMS SOFTWARE—(0.2)%
VMware Inc., Cl. A*	18,300	1,128,012

THRIFTS & MORTGAGE FINANCE—(0.1)%
New York Community Bancorp Inc.	50,100	825,147

TRADING COMPANIES & DISTRIBUTORS—(0.3)%
WW Grainger Inc.	13,400	1,481,236

TRUCKING—(0.5)%
Landstar System Inc.	58,300	2,578,026

TOTAL (proceeds $58,783,407)		$62,247,087

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

#	American Depository Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER GREEN FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—93.2%
AEROSPACE & DEFENSE—0.6%
General Dynamics Corp.	4,325	$330,257

AIR FREIGHT & LOGISTICS—1.7%
FedEx Corp.	5,610	504,957
United Parcel Service Inc., Cl. B	5,560	384,418
		889,375
APPAREL RETAIL—0.3%
Coldwater Creek Inc.*	25,095	177,673

APPLICATION SOFTWARE—1.0%
Adobe Systems Inc.*	15,840	532,066

AUTO PARTS & EQUIPMENT—1.4%
Fuel Systems Solutions Inc. *	2,620	82,451
Johnson Controls Inc.	19,905	668,609
		751,060
BIOTECHNOLOGY—1.6%
Metabolix Inc. *	49,615	618,699
Vermillion Inc. *	11,970	215,460
		834,159
BROADCASTING & CABLE TV—1.1%
Discovery Communications Inc.*	15,135	585,725

CABLE & SATELLITE—0.9%
DIRECTV Group Inc., /The*	12,840	465,193

COMMUNICATIONS EQUIPMENT—1.7%
Cisco Systems Inc.*	32,565	876,650

COMPUTER HARDWARE—5.7%
Apple Inc. *	6,445	1,682,918
Hewlett-Packard Co.	13,275	689,902
International Business Machines Corp.	4,765	614,685
		2,987,505
CONSTRUCTION & ENGINEERING—1.0%
Aecom Technology Corp.*	17,030	512,092

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.7%
Cummins Inc.	10,995	794,169
Navistar International Corp. *	12,985	627,695
		1,421,864
CONSUMER FINANCE—1.1%
Cardtronics Inc.*	40,530	564,988

DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Visa Inc., Cl. A	5,300	478,219

DEPARTMENT STORES—1.0%
Kohl’s Corp.*	9,570	526,254

DISTRIBUTORS—1.0%
LKQ Corp.*	24,635	518,813

DIVERSIFIED BANKS—0.8%
Wells Fargo & Co.	13,115	434,238

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED CHEMICALS—0.8%
FMC Corporation	6,365	$405,069

ELECTRIC UTILITIES—1.8%
Duke Energy Corp.	27,560	462,456
ITC Holdings Corp.	8,255	460,877
		923,333
ELECTRICAL COMPONENTS & EQUIPMENT—7.0%
A123 Systems Inc. *	8,790	109,523
American Superconductor Corp. *	13,480	393,346
First Solar Inc. *	6,745	968,246
General Cable Corp. *	13,385	382,409
Trina Solar Ltd. #*	27,415	709,226
Woodward Governor Co.	17,715	567,766
Yingli Green Energy Holding Co., Ltd. #*	41,775	527,618
		3,658,134
ELECTRONIC COMPONENTS—1.2%
Dolby Laboratories Inc., Cl. A*	8,940	614,357

ELECTRONIC EQUIPMENT MANUFACTURERS—1.1%
Itron Inc.*	7,440	592,298

ELECTRONIC MANUFACTURING SERVICES—1.2%
Trimble Navigation Ltd.*	19,225	628,850

ENVIRONMENTAL & FACILITIES SERVICES—3.4%
Covanta Holding Corp. *	19,425	339,549
EnergySolutions Inc.	52,860	383,235
Tetra Tech Inc. *	22,740	553,719
Waste Management Inc.	14,690	509,449
		1,785,952
FOOD RETAIL—1.1%
Whole Foods Market Inc.*	15,340	598,567

FOOTWEAR—0.7%
NIKE Inc., Cl. B	5,110	387,900

GENERAL MERCHANDISE STORES—1.3%
Target Corp.	12,250	696,658

HEALTH CARE DISTRIBUTORS—0.5%
Cardinal Health Inc.	7,650	265,379

HEALTH CARE EQUIPMENT—0.4%
Covidien PLC	4,335	208,037

HEALTH CARE SERVICES—0.6%
Express Scripts Inc.*	3,200	320,416

HEALTH CARE SUPPLIES—0.5%
Inverness Medical Innovations Inc.*	7,115	283,035

HEAVY ELECTRICAL EQUIPMENT—0.7%
Vestas Wind Systems A/S*,(L2)	6,250	380,856

HOME IMPROVEMENT RETAIL—1.2%
Lowe’s Companies, Inc.	23,235	630,133

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOMEBUILDING—0.9%
KB Home	25,665	$475,572

HOTELS RESORTS & CRUISE LINES—2.1%
Carnival Corp.	13,475	561,908
Marriott International Inc., Cl. A	14,800	544,048
		1,105,956
HOUSEHOLD PRODUCTS—1.0%
Procter & Gamble Co., /The	8,664	538,554

HYPERMARKETS & SUPER CENTERS—2.2%
Wal-Mart Stores Inc.	20,760	1,113,774

INDUSTRIAL GASES—0.6%
Praxair Inc.	3,985	333,823

INDUSTRIAL MACHINERY—2.0%
Duoyuan Global Water Inc. #*	22,610	603,234
SmartHeat Inc. *	52,650	441,734
		1,044,968
INTEGRATED OIL & GAS—1.9%
BP PLC #	7,895	411,724
Chevron Corp.	7,095	577,816
		989,540
INTERNET RETAIL—2.0%
Amazon.com Inc. *	3,860	529,051
Expedia Inc.	21,755	513,636
		1,042,687
INTERNET SOFTWARE & SERVICES—4.5%
eBay Inc. *	20,455	487,034
Google Inc., Cl. A *	1,540	809,178
IAC/InterActiveCorp. *	21,210	475,528
Yahoo! Inc. *	36,965	611,031
		2,382,771
INVESTMENT BANKING & BROKERAGE—1.3%
Goldman Sachs Group Inc., /The	3,515	510,378
Morgan Stanley	5,185	156,691
		667,069
LIFE & HEALTH INSURANCE—0.7%
Prudential Financial Inc.	5,590	355,300

LIFE SCIENCES TOOLS & SERVICES—0.6%
Life Technologies Corp.*	5,650	309,112

MANAGED HEALTH CARE—0.6%
WellPoint Inc.*	5,990	322,262

METAL & GLASS CONTAINERS—0.9%
Crown Holdings Inc.*	18,345	476,970

MOVIES & ENTERTAINMENT—0.9%
Walt Disney Co., /The	12,640	465,658

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—0.3%
Nexen Inc.	7,395	$179,551

OIL & GAS REFINING & MARKETING—0.4%
Green Plains Renewable Energy Inc.*	16,250	223,113

OTHER DIVERSIFIED FINANCIAL SERVICES—1.8%
Bank of America Corp.	32,650	582,149
JPMorgan Chase & Co.	8,990	382,794
		964,943
PACKAGED FOODS & MEATS—0.9%
General Mills Inc.	6,900	491,142

PHARMACEUTICALS—3.8%
Abbott Laboratories	9,345	478,090
Johnson & Johnson	9,280	596,703
Merck & Co., Inc.	12,215	428,014
Pfizer Inc.	29,352	490,765
		1,993,572
RAILROADS—1.1%
Norfolk Southern Corp.	10,085	598,343

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
Brookfield Asset Management Inc.	9,990	253,147

RESTAURANTS—3.3%
Chipotle Mexican Grill Inc. *	3,265	440,481
Darden Restaurants Inc.	5,655	253,061
McDonald’s Corp.	7,510	530,131
Starbucks Corp.	18,435	478,941
		1,702,614
SEMICONDUCTOR EQUIPMENT—0.3%
MEMC Electronic Materials Inc.*	12,190	158,104

SEMICONDUCTORS—4.4%
Atheros Communications Inc. *	13,460	522,786
Broadcom Corp., Cl. A	11,075	381,977
Cree Inc. *	7,150	523,452
Intel Corp.	39,045	891,397
		2,319,612
SOFT DRINKS—1.2%
Coca-Cola Co., /The	11,995	641,133

SPECIALTY CHEMICALS—0.9%
Rockwood Holdings Inc.*	16,310	488,321

SYSTEMS SOFTWARE—3.2%
Microsoft Corp.	38,835	1,186,021
Oracle Corp.	20,155	520,805
		1,706,826
TRUCKING—0.9%
Hertz Global Holdings Inc.*	32,035	463,226

TOTAL COMMON STOCKS (Cost $41,805,795)		49,072,768

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—0.2%
ENVIRONMENTAL & FACILITIES SERVICES—0.2%
Covanta Holding Corp., 3.25%, 6/1/14(L2)(a) (Cost $110,000)	$110,000	$122,788

SHORT-TERM INVESTMENTS—6.3%
TIME DEPOSITS—6.3%
Citibank London, 0.03%, 5/3/10(L2)	1,297,437	1,297,437
Wells Fargo Grand Cayman, 0.03%, 4/1/10(L2)	2,000,000	2,000,000

TOTAL TIME DEPOSITS (Cost $3,297,437)		3,297,437

Total Investments (Cost $45,213,232)(b)	99.7%	52,492,993
Other Assets in Excess of Liabilities	0.3	145,719
NET ASSETS	100.0%	$52,638,712

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 0.2% of the net assets of the Fund.

(b)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $45,512,031 amounted to $6,980,962 which consisted of aggregate gross unrealized appreciation of $8,563,975 and aggregate gross unrealized depreciation of $1,583,013.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER ANALYST FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—87.9%
ADVERTISING—0.8%
Focus Media Holding Ltd. #*	388	$6,511
Lamar Advertising Co., Cl. A *	355	13,213
		19,724
AEROSPACE & DEFENSE—1.4%
BE Aerospace Inc. *	915	27,184
L-3 Communications Holdings Inc.	89	8,328
		35,512
AIR FREIGHT & LOGISTICS—0.3%
United Parcel Service Inc., Cl. B	109	7,536

APPAREL RETAIL—1.6%
American Eagle Outfitters Inc.	342	5,749
Chico’s FAS Inc.	804	11,972
Coldwater Creek Inc. *	442	3,129
J Crew Group Inc. *	92	4,275
Urban Outfitters Inc. *	388	14,554
		39,679
APPLICATION SOFTWARE—4.1%
Adobe Systems Inc. *	204	6,852
Ansys Inc. *	180	8,100
Nice Systems Ltd. #*	318	10,116
Pegasystems Inc.	748	23,689
Salesforce.com Inc. *	142	12,155
SolarWinds Inc. *	659	12,231
Synchronoss Technologies Inc. *	461	9,418
Synopsys Inc. *	360	8,176
Taleo Corp., Cl. A *	460	11,951
		102,688
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
Affiliated Managers Group Inc. *	40	3,367
BlackRock Inc.	38	6,992
Invesco Ltd.	346	7,955
		18,314
BIOTECHNOLOGY—9.9%
Actelion Ltd. *,(L2)	1,075	43,524
Alexion Pharmaceuticals Inc. *	438	24,037
Amgen Inc. *	339	19,445
Celgene Corp. *	293	18,151
Cephalon Inc. *	368	23,626
Human Genome Sciences Inc. *	3,598	99,630
United Therapeutics Corp. *	416	23,666
		252,079
CABLE & SATELLITE—1.2%
DIRECTV Group Inc., /The *	449	16,267
Scripps Networks Interactive Inc.	324	14,690
		30,957
CASINOS & GAMING—1.5%
Bally Technologies Inc. *	282	13,006

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CASINOS & GAMING—(CONT.)
Las Vegas Sands Corp. *	301	$7,483
WMS Industries Inc. *	324	16,206
		36,695
COAL & CONSUMABLE FUELS—0.6%
Patriot Coal Corp. *	243	4,785
Peabody Energy Corp.	245	11,446
		16,231
COMMUNICATIONS EQUIPMENT—2.2%
Alcatel-Lucent #*,(L2)	2,587	8,201
Cisco Systems Inc. *	367	9,880
Corning Inc.	204	3,927
F5 Networks Inc. *	89	6,090
Polycom Inc. *	423	13,769
Qualcomm Inc.	238	9,220
Research In Motion Ltd. *	74	5,268
		56,355
COMPUTER & ELECTRONICS RETAIL—0.3%
Best Buy Co., Inc.	181	8,254

COMPUTER HARDWARE—2.9%
Apple Inc. *	136	35,512
Hewlett-Packard Co.	706	36,691
		72,203
COMPUTER STORAGE & PERIPHERALS—0.5%
EMC Corp.*	663	12,604

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.5%
Bucyrus International Inc.	571	35,979

CONSUMER ELECTRONICS—0.2%
Garmin Ltd.	163	6,093

DATA PROCESSING & OUTSOURCED SERVICES—0.6%
Mastercard Inc.	58	14,386

DEPARTMENT STORES—0.8%
Kohl’s Corp.*	373	20,511

DISTILLERS & VINTNERS—0.5%
Central European Distribution Corp.*	366	12,682

DIVERSIFIED BANKS—0.3%
Comerica Inc.	202	8,484

DRUG RETAIL—0.3%
CVS Caremark Corp.	89	3,287
Walgreen Co.	88	3,093
		6,380
EDUCATION SERVICES—0.6%
Corinthian Colleges Inc. *	501	7,825
ITT Educational Services Inc. *	60	6,068
		13,893

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRONIC COMPONENTS—0.2%
Amphenol Corp.	100	$4,621

ENVIRONMENTAL & FACILITIES SERVICES—0.2%
Waste Connections Inc.*	168	6,013

FOOD RETAIL—0.8%
Kroger Co., /The	221	4,913
Whole Foods Market Inc. *	411	16,037
		20,950
FOOTWEAR—0.2%
NIKE Inc., Cl. B	81	6,149

GENERAL MERCHANDISE STORES—0.6%
Target Corp.	277	15,753

GOLD—1.3%
Gammon Gold Inc. *	318	2,360
Goldcorp Inc.	262	11,326
Yamana Gold Inc.	1,734	18,848
		32,534
HEALTH CARE DISTRIBUTORS—0.3%
Owens & Minor Inc.	108	3,397
PharMerica Corp. *	153	2,953
		6,350
HEALTH CARE EQUIPMENT—2.2%
Boston Scientific Corp. *	1,475	10,148
Edwards Lifesciences Corp. *	51	5,257
Insulet Corp. *	632	8,722
MAKO Surgical Corp. *	850	11,926
NuVasive Inc. *	300	12,479
Thoratec Corp. *	146	6,510
		55,042
HEALTH CARE FACILITIES—1.3%
Community Health Systems Inc. *	225	9,194
Select Medical Holdings Corp. *	354	3,076
Universal Health Services Inc., Cl. B	550	20,416
		32,686
HEALTH CARE SERVICES—1.0%
Express Scripts Inc. *	88	8,811
Gentiva Health Services Inc. *	273	7,830
Medco Health Solutions Inc. *	125	7,365
		24,006
HEALTH CARE SUPPLIES—0.7%
Inverness Medical Innovations Inc.*	427	16,986

HOME ENTERTAINMENT SOFTWARE—0.7%
Activision Blizzard Inc.	907	10,050
Take-Two Interactive Software Inc. *	612	6,652
		16,702
HOME FURNISHING RETAIL—0.5%
Bed Bath & Beyond Inc.*	298	13,696

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOME IMPROVEMENT RETAIL—0.9%
Lowe’s Companies, Inc.	827	$22,428

HOMEBUILDING—0.6%
KB Home	412	7,634
Toll Brothers Inc. *	367	8,284
		15,918
HOTELS RESORTS & CRUISE LINES—1.9%
Carnival Corp.	283	11,801
Gaylord Entertainment Co. *	470	15,863
Orient-Express Hotels Ltd., Cl. A *	761	10,388
Wyndham Worldwide Corp.	281	7,534
		45,586
HOTELS RESTAURANTS & LEISURE—0.4%
Home Inns & Hotels Management Inc.#*	277	9,653

HOUSEHOLD PRODUCTS—0.3%
Church & Dwight Co., Inc.	96	6,648

HOUSEWARES & SPECIALTIES—0.2%
Tupperware Brands Corp.	87	4,443

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
Towers Watson & Co.	159	7,632

HYPERMARKETS & SUPER CENTERS—0.4%
Wal-Mart Stores Inc.	180	9,657

INDUSTRIAL MACHINERY—0.9%
Clarcor Inc.	292	11,043
SPX Corp.	154	10,762
		21,805
INTEGRATED OIL & GAS—0.3%
Chevron Corp.	87	7,085

INTERNET RETAIL—1.8%
Amazon.com Inc. *	68	9,320
Expedia Inc.	1,043	24,625
Shutterfly Inc. *	422	9,930
		43,875
INTERNET SOFTWARE & SERVICES—3.7%
eBay Inc. *	448	10,667
Google Inc., Cl. A *	6	3,153
GSI Commerce Inc. *	1,129	30,764
IAC/InterActiveCorp. *	361	8,094
LogMeIn, Inc. *	400	9,356
OpenTable Inc. *	202	7,850
VistaPrint Ltd. *	289	14,907
Yahoo! Inc. *	414	6,843
		91,634
INVESTMENT BANKING & BROKERAGE—0.8%
Goldman Sachs Group Inc., /The	75	10,890
Knight Capital Group Inc. *	237	3,685

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—(CONT.)
Morgan Stanley	218	$6,588
		21,163
IT CONSULTING & OTHER SERVICES—1.5%
Cognizant Technology Solutions Corp., Cl. A*	731	37,413

LEISURE PRODUCTS—1.4%
Carter’s Inc. *	334	10,761
Phillips-Van Heusen Corp.	300	18,903
Under Armour Inc., Cl. A *	181	6,109
		35,773
LIFE & HEALTH INSURANCE—1.0%
Lincoln National Corp.	491	15,019
MetLife Inc.	171	7,794
		22,813
LIFE SCIENCES TOOLS & SERVICES—0.4%
ICON PLC #*	100	2,917
Parexel International Corp. *	300	7,074
		9,991
MANAGED HEALTH CARE—0.4%
Aetna Inc.	32	946
Amerigroup Corp. *	200	7,247
WellPoint Inc. *	12	646
		8,839
MOVIES & ENTERTAINMENT—1.0%
Regal Entertainment Group, Cl. A	704	12,024
Viacom Inc., Cl. B *	378	13,355
		25,379
OFFICE REITS—0.5%
Kilroy Realty Corp.	327	11,465

OIL & GAS DRILLING—0.3%
Transocean Ltd.*	102	7,390

OIL & GAS EQUIPMENT & SERVICES—0.4%
Cal Dive International Inc. *	401	2,631
Schlumberger Ltd.	47	3,357
Weatherford International Ltd. *	288	5,215
		11,203
OIL & GAS EXPLORATION & PRODUCTION—2.6%
Chesapeake Energy Corp.	170	4,046
Devon Energy Corp.	230	15,486
Mariner Energy Inc. *	165	3,940
Nexen Inc.	1,104	26,805
Penn Virginia Corp.	82	2,092
Plains Exploration & Production Co. *	322	9,438
Quicksilver Resources Inc. *	200	2,774
		64,581
OTHER DIVERSIFIED FINANCIAL SERVICES—0.4%
JPMorgan Chase & Co.	252	10,730

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PACKAGED FOODS & MEATS—0.5%
Flowers Foods Inc.	224	$5,904
Ralcorp Holdings Inc. *	87	5,790
		11,694
PERSONAL PRODUCTS—0.3%
Avon Products Inc.	220	7,113

PHARMACEUTICALS—8.1%
Abbott Laboratories	38	1,944
Allergan Inc.	142	9,044
Auxilium Pharmaceuticals Inc. *	1,028	36,597
Medicis Pharmaceutical Corp., Cl. A	1,950	49,491
Mylan Inc. *	468	10,310
Optimer Pharmaceuticals Inc. *	3,517	43,294
Pfizer Inc.	441	7,374
Roche Holding AG (L2)	285	44,921
		202,975
PROPERTY & CASUALTY INSURANCE—0.1%
Travelers Cos., Inc., /The	59	2,994

PUBLISHING—0.3%
McGraw-Hill Cos., Inc., /The	233	7,857

REGIONAL BANKS—0.5%
CVB Financial Corp.	384	4,228
Iberiabank Corp.	123	7,582
		11,810
RESEARCH & CONSULTING SERVICES—0.5%
FTI Consulting Inc.*	325	13,367

RETAIL REITS—0.6%
Macerich Co., /The	326	14,575

SECURITY & ALARM SERVICES—0.2%
Geo Group Inc., /The*	273	5,782

SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp. *	243	9,853
MEMC Electronic Materials Inc. *	259	3,359
Novellus Systems Inc. *	318	8,332
		21,544
SEMICONDUCTORS—4.9%
Atheros Communications Inc. *	263	10,215
Broadcom Corp., Cl. A	387	13,348
Intel Corp.	748	17,077
Marvell Technology Group Ltd. *	1,221	25,213
Micron Technology Inc. *	980	9,163
Monolithic Power Systems Inc. *	329	8,110
Netlogic Microsystems Inc. *	312	9,725
ON Semiconductor Corp. *	809	6,423
Skyworks Solutions Inc. *	1,171	19,720
Taiwan Semiconductor Manufacturing Co., Ltd. #	587	6,216
		125,210

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOFT DRINKS—0.8%
Coca-Cola Co., /The	139	$7,430
Hansen Natural Corp. *	170	7,494
PepsiCo Inc.	128	8,347
		23,271
SPECIALIZED FINANCE—0.6%
CME Group Inc.	25	8,210
NYSE Euronext	217	7,081
		15,291
STEEL—0.4%
Cliffs Natural Resources Inc.	168	10,505

SYSTEMS SOFTWARE—1.1%
Microsoft Corp.	254	7,757
Oracle Corp.	248	6,408
Red Hat Inc. *	464	13,860
		28,025
THRIFTS & MORTGAGE FINANCE—0.2%
Brookline Bancorp Inc.	528	5,803

TOBACCO—0.6%
Philip Morris International Inc.	309	15,166

TRUCKING—0.8%
Hertz Global Holdings Inc.*	1,328	19,203

WIRELESS TELECOMMUNICATION SERVICES—1.3%
American Tower Corp., Cl. A *	169	6,897
SBA Communications Corp. *	634	22,424
Syniverse Holdings Inc. *	175	3,514
		32,835
TOTAL COMMON STOCKS (Cost $1,811,040)		2,206,851

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—10.8%
TIME DEPOSITS—10.8%
Bank of American NA, 0.03%, 5/3/10(L2)	80,000	80,000
Branch Banking & Trust Co., 1.84%, 5/1/08(L2)	29,906	29,906
Citibank London, 0.03%, 5/3/10(L2)	80,000	80,000
Wells Fargo Grand Cayman, 0.03%, 4/1/10(L2)	80,000	80,000

TOTAL TIME DEPOSITS (Cost $269,906)		269,906

Total Investments (Cost $2,080,946)(a)	98.7%	2,476,757
Other Assets in Excess of Liabilities	1.3	32,105
NET ASSETS	100.0%	$2,508,862

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,093,573 amounted to $383,184 which consisted of aggregate gross unrealized appreciation of $444,875 and aggregate gross unrealized depreciation of $61,691.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—91.7%
AUSTRALIA—6.2%
BIOTECHNOLOGY—1.4%
CSL Ltd.(L2)	1,334	$40,101

COAL & CONSUMABLE FUELS—0.4%
Linc Energy Ltd.*,(L2)	7,604	10,781

DIVERSIFIED BANKS—0.6%
Commonwealth Bank of Australia (L2)	102	5,490
Westpac Banking Corp. (L2)	415	10,402
		15,892
DIVERSIFIED METALS & MINING—0.9%
Rio Tinto Ltd.(L2)	380	24,978

FOOD RETAIL—0.9%
Woolworths Ltd.(L2)	981	24,653

INTEGRATED OIL & GAS—1.8%
Origin Energy Ltd.*,(L2)	3,373	51,034

INVESTMENT BANKING & BROKERAGE—0.2%
Macquarie Group Ltd.(L2)	122	5,597

TOTAL AUSTRALIA (Cost $187,155)		173,036

BERMUDA—2.0%
INVESTMENT BANKING & BROKERAGE—0.7%
Lazard Ltd., Cl. A	532	20,567

REINSURANCE—1.3%
Platinum Underwriters Holdings Ltd.	948	35,275

TOTAL BERMUDA (Cost $39,640)		55,842

BRAZIL—7.1%
DIVERSIFIED BANKS—0.2%
Banco Santander Brasil SA#	378	4,396

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES—0.4%
Cielo SA	1,240	12,094

DIVERSIFIED METALS & MINING—2.3%
Vale S.A.#*	2,053	62,883

INTEGRATED OIL & GAS—2.0%
Petroleo Brasileiro SA#	1,308	55,498

OTHER DIVERSIFIED FINANCIAL SERVICES—0.7%
BM&F Bovespa SA	2,903	19,289

PERSONAL PRODUCTS—1.5%
Hypermarcas SA*	2,880	39,937

TOTAL BRAZIL (Cost $145,180)		194,097

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CANADA—0.8%
COMMUNICATIONS EQUIPMENT—0.8%
Research In Motion Ltd.* (Cost $32,426)	306	$21,784

CHINA—6.2%
ADVERTISING—0.7%
Focus Media Holding Ltd.#*	1,141	19,146

APPLICATION SOFTWARE—0.2%
VanceInfo Technologies Inc.#*	198	4,722

BREWERS—0.6%
Tsingtao Brewery Co., Ltd.(L2)	3,244	16,067

COMMUNICATIONS EQUIPMENT—0.2%
ZTE Corp.(L2)	1,341	4,812

DISTILLERS & VINTNERS—0.2%
Yantai Changyu Pioneer Wine Co.*,(L2)	600	5,043

DIVERSIFIED BANKS—0.2%
Industrial & Commercial Bank of China(L2)	9,249	6,741

HOTELS RESORTS & CRUISE LINES—0.2%
Ctrip.com International Ltd.#*	152	5,551

INDUSTRIAL MACHINERY—0.8%
Duoyuan Global Water Inc. #*	490	13,073
SmartHeat Inc. *	871	7,308
		20,381
INTEGRATED OIL & GAS—0.3%
PetroChina Co., Ltd.(L2)	7,179	8,267

INTERNET SOFTWARE & SERVICES—1.4%
Netease.com#*	1,101	38,392

LEISURE PRODUCTS—0.3%
Anta Sports Products Ltd.(L2)	3,991	7,115

LIFE & HEALTH INSURANCE—0.3%
China Life Insurance Co., Ltd.	2,060	9,472

MARINE—0.2%
China COSCO Holdings Co., Ltd.(L2)	5,430	6,888

PACKAGED FOODS & MEATS—0.2%
China Yurun Food Group Ltd.(L2)	1,763	5,380

PAPER PRODUCTS—0.2%
Nine Dragons Paper Holdings Ltd.(L2)	3,332	5,621

PHARMACEUTICALS—0.2%
China Shineway Pharmaceutical Group Ltd.(L2)	2,178	6,663

TOTAL CHINA (Cost $138,664)		170,261

DENMARK—1.3%
HEAVY ELECTRICAL EQUIPMENT—0.9%
Vestas Wind Systems A/S*,(L2)	417	25,411

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DENMARK—(CONT.)
PHARMACEUTICALS—0.4%
Novo Nordisk A/S(L2)	124	$10,189

TOTAL DENMARK (Cost $46,579)		35,600

FRANCE—3.1%
COMMUNICATIONS EQUIPMENT—0.3%
Alcatel-Lucent#*,(L2)	2,917	9,286

HEALTH CARE SUPPLIES—0.3%
Essilor International SA(L2)	130	7,914

INTEGRATED OIL & GAS—0.8%
Total SA(L2)	385	20,919

LEISURE PRODUCTS—0.1%
Hermes International(L2)	24	3,169

MULTI-UTILITIES—1.1%
Veolia Environnement(L2)	962	30,181

PHARMACEUTICALS—0.5%
Ipsen SA(L2)	292	13,930

TOTAL FRANCE (Cost $99,902)		85,399

GERMANY—3.3%
AIR FREIGHT & LOGISTICS—0.1%
Deutsche Post AG(L2)	227	3,677

AUTOMOBILE MANUFACTURERS—0.8%
Porsche Automobil Holding SE(L2)	398	23,001

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
K & S AG*,(L2)	218	12,520

PHARMACEUTICALS—1.9%
Bayer AG (L2)	491	31,321
Merck KGAA (L2)	285	23,395
		54,716
TOTAL GERMANY (Cost $150,504)		93,914

GREECE—0.6%
CASINOS & GAMING—0.1%
OPAP SA(L2)	100	2,028

MARINE PORTS & SERVICES—0.5%
Aegean Marine Petroleum Network Inc.	520	13,645

TOTAL GREECE (Cost $16,886)		15,673

HONG KONG—3.1%
DIVERSIFIED CONSUMER SERVICES—0.6%
China Resources Enterprise Ltd.(L2)	4,785	16,882

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HONG KONG—(CONT.)
ELECTRIC UTILITIES—0.1%
Hongkong Electric Holdings Ltd.(L2)	601	$3,554

ELECTRONIC COMPONENTS—0.3%
AAC Acoustic Technologies Holdings Inc. *,(L2)	2,473	4,068
Truly International Holdings (L2)	2,579	4,756
		8,824
ELECTRONIC MANUFACTURING SERVICES—0.2%
Ju Teng International Holdings Ltd.(L2)	4,521	4,167

GAS UTILITIES—0.2%
China Resources Gas Group Ltd.(L2)	3,891	5,804

MARINE PORTS & SERVICES—0.2%
China Merchants Holdings International Co., Ltd.(L2)	1,442	5,009

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.4%
Cheung Kong Holdings Ltd.(L2)	883	10,884

SPECIALIZED FINANCE—1.0%
Hong Kong Exchanges and Clearing Ltd.(L2)	1,756	28,719

WIRELESS TELECOMMUNICATION SERVICES—0.1%
China Mobile Ltd.(L2)	401	3,931

TOTAL HONG KONG (Cost $68,113)		87,774

INDIA—6.6%
AUTOMOBILE MANUFACTURERS—0.4%
Maruti Suzuki India Ltd.*,(L2)	390	11,158

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Jain Irrigation Systems Ltd.*,(L2)	759	18,515

DISTILLERS & VINTNERS—0.4%
United Spirits Ltd.(L2)	436	12,310

DIVERSIFIED BANKS—0.6%
ICICI Bank Ltd.#	358	15,222

HEAVY ELECTRICAL EQUIPMENT—1.5%
ABB Ltd. *,(L2)	928	16,496
Bharat Heavy Electricals Ltd. *,(L2)	466	25,886
		42,382
IT CONSULTING & OTHER SERVICES—1.4%
Infosys Technologies Ltd.#	635	38,024

PERSONAL PRODUCTS—0.5%
Dabur India Ltd.*,(L2)	3,685	14,827

TOBACCO—1.1%
ITC Ltd.*,(L2)	5,141	30,685

TOTAL INDIA (Cost $165,074)		183,123

	SHARES	VALUE
COMMON STOCKS—(CONT.)
IRELAND—0.6%
LIFE SCIENCES TOOLS & SERVICES—0.6%
ICON PLC#* (Cost $19,240)	590	$17,210

ISRAEL—7.3%
APPLICATION SOFTWARE—1.6%
Nice Systems Ltd.#*	1,366	43,453

COMMUNICATIONS EQUIPMENT—1.6%
Ceragon Networks Ltd.*	4,449	44,713

IT CONSULTING & OTHER SERVICES—1.0%
Ness Technologies Inc.*	4,371	28,280

PHARMACEUTICALS—1.0%
Teva Pharmaceutical Industries Ltd.#	488	28,660

SEMICONDUCTORS—2.1%
Mellanox Technologies Ltd.*	2,347	58,205

TOTAL ISRAEL (Cost $194,278)		203,311

ITALY—0.6%
OIL & GAS EQUIPMENT & SERVICES—0.6%
Tenaris SA(L2) (Cost $14,713)	887	17,786

JAPAN—11.5%
APPAREL RETAIL—0.6%
Fast Retailing Co., Ltd.(L2)	105	15,898

AUTOMOBILE MANUFACTURERS—0.6%
Honda Motor Co., Ltd. (L2)	390	13,186
Suzuki Motor Corp. (L2)	133	2,793
		15,979
BREWERS—0.5%
Kirin Holdings Co., Ltd.(L2)	978	14,000

CONSUMER ELECTRONICS—1.0%
Sony Corp.(L2)	787	26,925

ELECTRIC UTILITIES—0.1%
Kyushu Electric Power Co., Inc.(L2)	131	2,648

ELECTRONIC EQUIPMENT MANUFACTURERS—0.8%
FUJIFILM Holdings Corp. (L2)	217	7,431
Keyence Corp. (L2)	65	15,519
		22,950
HOME ENTERTAINMENT SOFTWARE—0.2%
Nintendo Co., Ltd.(L2)	14	4,699

HOUSEHOLD PRODUCTS—0.3%
Kao Corp.(L2)	293	7,138

PHARMACEUTICALS—3.1%
Astellas Pharma Inc. (L2)	990	34,637

	SHARES	VALUE
COMMON STOCKS—(CONT.)
JAPAN—(CONT.)
Chugai Pharmaceutical Co., Ltd. *,(L2)	675	$12,202
Takeda Pharmaceutical Co., Ltd. (L2)	901	38,654
		85,493
REGIONAL BANKS—0.1%
Resona Holdings Inc.(L2)	253	3,088

SECURITY & ALARM SERVICES—0.1%
Secom Co., Ltd.(L2)	75	3,254

TOBACCO—1.3%
Japan Tobacco Inc.(L2)	11	38,090

TRADING COMPANIES & DISTRIBUTORS—0.3%
ITOCHU Corp. (L2)	450	3,895
Mitsubishi Corp. (L2)	137	3,243
		7,138
WIRELESS TELECOMMUNICATION SERVICES—2.5%
KDDI Corp. (L2)	5	24,088
NTT DoCoMo Inc. (L2)	29	45,082
		69,170
TOTAL JAPAN (Cost $311,192)		316,470

LUXEMBOURG—0.0%
SPECIALTY STORES—0.0%
L’Occitane International SA*,(L2) (Cost $583)	300	583

NETHERLANDS—2.4%
AEROSPACE & DEFENSE—0.1%
European Aeronautic Defence and Space Co., NV(L2)	189	3,506

CONSTRUCTION & ENGINEERING—0.9%
Chicago Bridge & Iron Co., NV#*	1,032	24,190

CONSUMER ELECTRONICS—0.1%
Koninklijke Philips Electronics NV(L2)	109	3,655

DIVERSIFIED CHEMICALS—0.2%
Akzo Nobel NV(L2)	91	5,374

INTEGRATED TELECOMMUNICATION SERVICES—1.1%
Koninklijke KPN NV(L2)	1,990	29,815

TOTAL NETHERLANDS (Cost $79,905)		66,540

NORWAY—1.1%
INTEGRATED TELECOMMUNICATION SERVICES—0.3%
Telenor ASA*,(L2)	579	8,223

OIL & GAS EQUIPMENT & SERVICES—0.8%
Acergy SA(L2)	1,160	22,075

TOTAL NORWAY (Cost $18,154)		30,298

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOUTH AFRICA—0.6%
APPLICATION SOFTWARE—0.6%
Net 1 UEPS Technologies Inc.* (Cost $27,640)	1,030	$16,892

SPAIN—0.8%
CONSTRUCTION & ENGINEERING—0.6%
ACS Actividades de Construccion y Servicios SA(L2)	353	15,985

INTEGRATED TELECOMMUNICATION SERVICES—0.2%
Telefonica SA(L2)	225	5,086

TOTAL SPAIN (Cost $23,641)
		21,071
SWEDEN—1.2%
APPAREL RETAIL—0.7%
Hennes & Mauritz AB(L2)	298	19,001

INDUSTRIAL MACHINERY—0.5%
Atlas Copco AB(L2)	926	14,883

TOTAL SWEDEN (Cost $26,014)		33,884

SWITZERLAND—8.4%
BIOTECHNOLOGY—0.7%
Actelion Ltd.*,(L2)	471	19,070

DIVERSIFIED CAPITAL MARKETS—1.7%
Credit Suisse Group AG (L2)	449	20,573
UBS AG *,(L2)	1,672	25,858
		46,431
FERTILIZERS & AGRICULTURAL CHEMICALS—0.1%
Syngenta AG(L2)	15	3,794

HEALTH CARE EQUIPMENT—1.8%
Synthes Inc.*,(L2)	414	46,896

HEALTH CARE SUPPLIES—0.5%
Alcon Inc.	95	14,807

HEAVY ELECTRICAL EQUIPMENT—0.3%
ABB Ltd.*,(L2)	428	8,196

INTEGRATED TELECOMMUNICATION SERVICES—0.2%
Swisscom AG(L2)	20	6,776

LEISURE PRODUCTS—0.6%
Cie Financiere Richemont SA (L2)	295	10,863
Swatch Group AG, /The (L2)	18	5,264
		16,127
PACKAGED FOODS & MEATS—0.3%
Nestle SA(L2)	178	8,695

PHARMACEUTICALS—2.2%
Novartis AG (L2)	396	20,155

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SWITZERLAND—(CONT.)
Roche Holding AG (L2)	268	$42,242
		62,397
TOTAL SWITZERLAND (Cost $282,304)		233,189

TAIWAN—1.7%
COMPUTER HARDWARE—0.2%
Wistron Corp.*,(L2)	3,049	5,858

DISTRIBUTORS—0.2%
WPG Holdings Co., Ltd.*,(L2)	3,099	6,361

ELECTRONIC MANUFACTURING SERVICES—0.4%
Hon Hai Precision Industry Co., Ltd.*,(L2)	2,551	11,976

SEMICONDUCTORS—0.9%
Taiwan Semiconductor Manufacturing Co., Ltd.#	2,373	25,130

TOTAL TAIWAN (Cost $34,544)		49,325

UNITED KINGDOM—13.9%
AEROSPACE & DEFENSE—0.2%
Rolls-Royce Group PLC *	52,052	5,120
		5,120
COMPUTER & ELECTRONICS RETAIL—0.2%
Game Group PLC*,(L2)	4,474	6,514

DISTILLERS & VINTNERS—0.1%
Diageo PLC(L2)	199	3,395

DIVERSIFIED BANKS—0.7%
HSBC Holdings PLC(L2)	1,994	20,312

DIVERSIFIED METALS & MINING—3.7%
Antofagasta PLC (L2)	977	14,819
Eurasian Natural Resources Corp. (L2)	3,394	62,950
Vedanta Resources PLC (L2)	708	27,075
		104,844
HEALTH CARE EQUIPMENT—1.1%
Smith & Nephew PLC(L2)	3,010	31,219

HOUSEHOLD PRODUCTS—0.1%
Reckitt Benckiser Group PLC(L2)	64	3,326

INTEGRATED OIL & GAS—3.0%
BG Group PLC (L2)	1,326	22,422
BP PLC (L2)	6,871	59,952
		82,374
PACKAGED FOODS & MEATS—0.2%
Associated British Foods PLC(L2)	359	5,517

PHARMACEUTICALS—3.8%
AstraZeneca PLC (L2)	1,039	45,928
GlaxoSmithKline PLC (L2)	194	3,602

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED KINGDOM—(CONT.)
Shire PLC (L2)	2,200	$48,481
		98,011
PUBLISHING—0.2%
Pearson PLC(L2)	338	5,404

TOBACCO—0.6%
British American Tobacco PLC (L2)	261	8,210
Imperial Tobacco Group PLC (L2)	287	8,179
		16,389
TOTAL UNITED KINGDOM (Cost $397,841)		382,425

UNITED STATES—1.3%
DISTILLERS & VINTNERS—1.3%
Central European Distribution Corp.* (Cost $52,353)	972	33,680

TOTAL COMMON STOCKS (Cost $2,572,525)		2,539,167

CONVERTIBLE PREFERRED STOCK—0.6%
BRAZIL—0.6%
DIVERSIFIED METALS & MINING—0.6%
Vale Capital II, 6.75%, 6/15/2012* (Cost $10,000)	200	17,636

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—6.9%
TIME DEPOSITS—6.9%
Citibank London, 0.03%, 5/3/10(L2)	89,743	89,743
Wells Fargo Grand Cayman, 0.03%, 4/1/10(L2)	100,000	100,000

TOTAL TIME DEPOSITS (Cost $189,743)		189,743

Total Investments (Cost $2,772,268)(a)	99.2%	2,746,546
Other Assets in Excess of Liabilities	0.8	21,066
NET ASSETS	100.0%	$2,767,612

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2010, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $2,808,369 amounted to $61,823 which consisted of aggregate gross unrealized appreciation of $320,067 and aggregate gross unrealized depreciation of $381,890.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—66.6%
AEROSPACE & DEFENSE—0.1%
United Technologies Corp.	245	$18,363

APPAREL RETAIL—0.6%
American Eagle Outfitters Inc.	1,060	17,819
J Crew Group Inc. *	1,270	59,017
		76,836
APPLICATION SOFTWARE—1.0%
Adobe Systems Inc.*,+	3,605	121,092

AUTO PARTS & EQUIPMENT—0.9%
ArvinMeritor Inc. *,+	3,475	53,237
Lear Corp. *	680	55,202
		108,439
BIOTECHNOLOGY—2.3%
China Nuokang Bio-Pharmaceutical Inc. #*	2,750	18,150
Human Genome Sciences Inc. *,+	1,150	31,844
Metabolix Inc. *,+	19,055	237,616
		287,610
CABLE & SATELLITE—2.4%
DIRECTV Group Inc., /The *	2,545	92,205
Scripps Networks Interactive Inc.	1,765	80,025
Sirius XM Radio Inc. *,+	112,050	132,219
		304,449
CASINOS & GAMING—0.2%
Las Vegas Sands Corp.*	795	19,764

COAL & CONSUMABLE FUELS—1.0%
Peabody Energy Corp.+	2,590	121,005

COMMUNICATIONS EQUIPMENT—0.4%
Brocade Communications Systems Inc.*,+	8,775	56,950

COMPUTER HARDWARE—6.1%
Apple Inc. *,+	860	224,563
Dell Inc. *,+	10,995	177,899
Hewlett-Packard Co. +	6,770	351,837
		754,299
COMPUTER STORAGE & PERIPHERALS—1.6%
Seagate Technology*,+	11,270	207,030

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Cummins Inc.	1,455	105,095

DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Mastercard Inc.+	390	96,736

DEPARTMENT STORES—0.8%
Kohl’s Corp.*,+	1,940	106,681

DIVERSIFIED BANKS—0.9%
Banco Santander Brasil SA#,+	9,640	112,113

EXCHANGE TRADED FUNDS—2.1%
SPDR Gold Trust*,+	2,265	261,336

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FOREST PRODUCTS—0.1%
Weyerhaeuser Co.	240	$11,885

GOLD—2.7%
Goldcorp Inc. +	4,855	209,881
Yamana Gold Inc.	12,190	132,505
		342,386
HEALTH CARE EQUIPMENT—4.4%
Baxter International Inc. +	2,980	140,716
Insulet Corp. *,+	29,585	408,273
		548,989
HOME ENTERTAINMENT SOFTWARE—0.6%
Activision Blizzard Inc.+	7,330	81,216

HOMEBUILDING—0.5%
Lennar Corp., Cl. A	2,915	58,009

HOTELS RESORTS & CRUISE LINES—1.1%
Morgans Hotel Group Co.*,+	16,915	143,270

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
Towers Watson & Co.+	2,485	119,280

INDUSTRIAL CONGLOMERATES—2.0%
Tyco International Ltd.+	6,255	242,631

INDUSTRIAL MACHINERY—1.8%
Duoyuan Global Water Inc. #*,+	4,205	112,189
SmartHeat Inc. *,+	12,520	105,043
		217,232
INTEGRATED OIL & GAS—1.5%
Chevron Corp.+	2,420	197,085

INTERNET RETAIL—0.9%
Expedia Inc.+	4,755	112,266

INTERNET SOFTWARE & SERVICES—2.2%
eBay Inc. *,+	2,655	63,216
GSI Commerce Inc. *,+	2,130	58,043
OpenTable Inc. *	525	20,402
Sina Corp. *,+	3,850	141,294
		282,955
INVESTMENT BANKING & BROKERAGE—0.7%
Lazard Ltd., Cl. A+	2,450	94,717

LEISURE PRODUCTS—0.3%
Phillips-Van Heusen Corp.	530	33,395

LIFE & HEALTH INSURANCE—0.7%
MetLife Inc.	2,040	92,983

METAL & GLASS CONTAINERS—0.4%
Owens-Illinois Inc.*	1,370	48,553

MULTI-LINE INSURANCE—0.8%
Genworth Financial Inc., Cl. A *,+	735	12,142

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MULTI-LINE INSURANCE—(CONT.)
Hartford Financial Services Group Inc.	2,950	$84,282
		96,424
OIL & GAS EQUIPMENT & SERVICES—0.5%
National Oilwell Varco Inc.+	1,415	62,302

OIL & GAS EXPLORATION & PRODUCTION—5.5%
Devon Energy Corp. +	2,770	186,504
Kodiak Oil & Gas Corp. *	7,685	30,586
Nexen Inc. +	8,750	212,450
Plains Exploration & Production Co. *,+	4,135	121,197
Quicksilver Resources Inc. *	8,865	122,958
Whitinig Petroleum Corp. *	380	34,325
		708,020
OTHER DIVERSIFIED FINANCIAL SERVICES—3.5%
Bank of America Corp. +	8,310	148,167
BM&F Bovespa SA	12,420	82,525
JPMorgan Chase & Co. +	4,575	194,804
		425,496
PAPER PRODUCTS—0.1%
International Paper Co.	580	15,509

PHARMACEUTICALS—2.4%
Optimer Pharmaceuticals Inc. *,+	12,815	157,753
Pfizer Inc. +	8,620	144,126
		301,879
PROPERTY & CASUALTY INSURANCE—1.0%
Assured Guaranty Ltd.	1,550	33,403
Travelers Cos., Inc., /The	1,855	94,123
		127,526
PUBLISHING—0.8%
New York Times Co., /The, Cl. A*,+	9,880	98,010

REGIONAL BANKS—0.8%
CVB Financial Corp.	8,520	93,805

RETAIL REITS—1.6%
Macerich Co., /The	4,395	196,501

SEMICONDUCTOR EQUIPMENT—0.7%
Lam Research Corp.*,+	2,265	91,846

SEMICONDUCTORS—2.7%
Marvell Technology Group Ltd. *,+	13,715	283,214
Skyworks Solutions Inc. *,+	3,565	60,035
		343,249
SOFT DRINKS—0.4%
Hansen Natural Corp.*	1,280	56,422

STEEL—0.6%
Cliffs Natural Resources Inc.	1,120	70,034

SYSTEMS SOFTWARE—1.2%
Oracle Corp.+	5,815	150,260

	SHARES	VALUE
COMMON STOCKS—(CONT.)
THRIFTS & MORTGAGE FINANCE—1.2%
Ocwen Financial Corp. *,+	7,815	$90,264
PMI Group Inc., /The *	11,040	57,518
		147,782
TOTAL COMMON STOCKS (Cost $8,299,991)		8,369,715

PREFERRED STOCKS—0.3%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.3%
JPMorgan Chase & Co., 8.63%, 9/1/2013* (Cost $36,767)	1,310	36,418

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—23.2%
TIME DEPOSITS—23.2%
ANZ National Bank London, 0.03%, 5/3/10(L2)	300,000	300,000
BNP Paribas, Paris, 0.03%, 5/3/10(L2)	300,000	300,000
ING Group, Amsterdam, 0.03%, 5/3/10(L2)	300,000	300,000
KBC Bank, Brussels, 0.03%, 5/3/10(L2)	300,000	300,000
Lloyds Bank, London, 0.03%, 5/3/10(L2)	300,000	300,000
Nordea Bank Norge, Oslo, 0.03%, 5/3/10(L2)	300,000	300,000
Royal Bank Of Scotland, London, 0.03%, 5/3/10(L2)	300,000	300,000
SEB, Stockholm, 0.03%, 5/3/10(L2)	300,000	300,000
Société Générale, Paris, 0.03%, 5/3/10(L2)	300,000	300,000
Wells Fargo Grand Cayman, 0.03%, 4/1/10(L2)	246,837	246,837

TOTAL TIME DEPOSITS (Cost $2,946,837)		2,946,837

Total Investments (Cost $11,283,595)(a)	90.1%	11,352,970
Other Assets in Excess of Liabilities	9.9	1,313,106
NET ASSETS	100.0%	$12,666,076

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
+	All or a portion of this security is held as collateral for securities sold short.
#	American Depository Receipts.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

At April 30, 2010, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $11,283,595 amounted to $69,375 which consisted of aggregate gross unrealized appreciation of $383,396 and aggregate gross unrealized depreciation of $314,021.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Securities Sold Short‡ (Unaudited) April 30, 2010

	SHARES	VALUE
COMMON STOCKS—(24.5)%
APPAREL RETAIL—(1.0)%
Brown Shoe Co., Inc.	665	$12,502
Limited Brands Inc.	3,605	96,615
Ross Stores Inc.	225	12,600
		121,717
APPLICATION SOFTWARE—(2.1)%
SAP AG#	5,515	261,687

ASSET MANAGEMENT & CUSTODY BANKS—(1.4)%
Bank New York Mellon Corp.	4,025	125,298
Franklin Resources Inc.	230	26,597
Waddell & Reed Financial Inc., Cl. A	630	23,386
		175,281
AUTOMOBILE MANUFACTURERS—(0.1)%
Ford Motor Co.*	800	10,416

BIOTECHNOLOGY—(0.3)%
Arena Pharmaceuticals Inc.*	3,830	12,448
Genzyme Corp.*	465	24,757
		37,205
COMMUNICATIONS EQUIPMENT—(1.6)%
Nokia OYJ#*	2,645	32,163
Telefonaktiebolaget LM Ericsson#	9,450	108,675
CommScope Inc.*	2,000	65,160
		205,998
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—(1.1)%
PACCAR Inc.	2,965	137,932

CONSUMER FINANCE—(0.4)%
American Express Co.	975	44,967

DATA PROCESSING & OUTSOURCED SERVICES—(0.7)%
Paychex Inc.	2,765	84,609

ELECTRIC UTILITIES—(0.9)%
Exelon Corp.	2,695	117,475

EXCHANGE TRADED FUNDS—(1.2)%
PowerShares QQQ*	3,050	150,182

FOOD RETAIL—(0.6)%
Safeway Inc.	3,285	77,526

FOOTWEAR—(0.1)%
Skechers U.S.A. Inc., Cl. A*	305	11,697

HEALTH CARE EQUIPMENT—(0.2)%
Becton Dickinson and Co.	300	22,911

HEALTH CARE SERVICES—(0.5)%
Quest Diagnostics Inc.	1,010	57,732

HOME IMPROVEMENT RETAIL—(0.2)%
Home Depot Inc.	670	23,618

INSURANCE BROKERS—(1.2)%
Marsh & Mclennan Cos., Inc.	6,135	148,590

INTEGRATED OIL & GAS—(0.3)%
Hess Corp.	565	35,906

INTEGRATED TELECOMMUNICATION SERVICES—(0.3)%
Telefonos de Mexico SAB de CV#	2,740	42,059

IT CONSULTING & OTHER SERVICES—(0.4)%
SAIC Inc.*	2,690	46,833

COMMON STOCKS (CONT.)
LEISURE PRODUCTS—(0.2)%
VF Corp.	220	$19,012

MOVIES & ENTERTAINMENT—(0.6)%
Time Warner Inc.	2,325	76,911

OIL & GAS EQUIPMENT & SERVICES—(1.0)%
Baker Hughes Inc.	2,625	130,620

OIL & GAS EXPLORATION & PRODUCTION—(2.1)%
Ultra Petroleum Corp.*	1,150	54,936
Apache Corp.	665	67,670
EOG Resources Inc.	1,000	112,120
Southwestern Energy Co.*	890	35,315
		270,041
PROPERTY & CASUALTY INSURANCE—(0.7)%
Berkshire Hathaway Inc., Cl. B*	1,235	95,096
REGIONAL BANKS—(0.7)%
SunTrust Banks Inc.	2,365	70,004
Zions Bancorporation	700	20,111
		90,115
RESIDENTIAL REITS—(0.6)%
Camden Property Trust	1,450	70,224

RESTAURANTS—(0.1)%
PF Chang’s China Bistro Inc.	325	14,183

RETAIL REITS—(0.4)%
Simon Property Group Inc.	545	48,516

SEMICONDUCTORS—(1.5)%
Advanced Micro Devices Inc.*	9,218	83,515
National Semiconductor Corp.	3,580	52,912
PMC - Sierra Inc.*	5,840	51,684
		188,111
SPECIALTY CHEMICALS—(0.6)%
Nalco Holding Co.	3,000	74,190

THRIFTS & MORTGAGE FINANCE—(0.4)%
New York Community Bancorp Inc.	2,885	47,516

TRADING COMPANIES & DISTRIBUTORS—(0.6)%
WW Grainger Inc.	635	70,193

TRUCKING—(0.7)%
Landstar System Inc.	2,020	89,324

TOTAL (proceeds $3,004,815)		$3,098,393

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

#	American Depository Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities (Unaudited) April 30, 2010

	Alger Spectra Fund	Alger Green Fund	Alger Analyst Fund	Alger International Opportunities Fund	Alger Dynamic Opportunities Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$608,892,845	$52,492,993	$2,476,757	$2,746,546	$11,352,970
Cash	10,784,553	—	—	—	3,919,281
Foreign cash***	—	—	—	24,623	—
Receivable for investment securities sold	25,456,503	—	59,320	—	324,723
Receivable for shares of beneficial interest sold	9,203,702	218,633	—	4,530	225,145
Dividends and interest receivable	212,696	21,442	470	11,293	1,044
Receivable from Investment Manager	—	8,220	9,609	12,993	6,781
Prepaid expenses	51,431	27,015	22,745	22,775	17,689
Total Assets	654,601,730	52,768,303	2,568,901	2,822,760	15,847,633
LIABILITIES:
Securities sold short, at value**	62,247,087	—	—	—	3,098,393
Payable for investment securities purchased	14,702,348	—	36,932	14,357	49,447
Payable for shares of beneficial interest redeemed	2,306,303	55,633	—	8,830	—
Accrued investment advisory fees	413,778	30,347	1,771	2,345	11,067
Accrued transfer agent fees	35,420	6,795	2,396	2,603	318
Accrued distribution fees	128,922	12,082	621	673	2,306
Accrued administrative fees	12,643	1,175	57	65	254
Dividends payable	21,897	—	—	—	2,751
Accrued other expenses	63,359	23,559	18,262	26,275	17,021
Total Liabilities	79,931,757	129,591	60,039	55,148	3,181,557
NET ASSETS	$574,669,973	$52,638,712	$2,508,862	$2,767,612	$12,666,076
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	650,931,620	53,761,731	2,569,507	3,581,633	12,401,094
Undistributed net investment income (accumulated loss)	(1,225,928)	(71,908)	(6,153)	587	(74,648)
Undistributed net realized gain (accumulated realized loss)	(86,781,053)	(8,330,872)	(450,303)	(788,949)	363,833
Net unrealized appreciation (depreciation) on investments	11,745,334	7,279,761	395,811	(25,659)	(24,203)
NET ASSETS	$574,669,973	$52,638,712	$2,508,862	$2,767,612	$12,666,076

*Identified Cost	$593,683,831	$45,213,232	$2,080,946	$2,772,268	$11,283,595
**Proceeds received on short sales	$58,783,407	$—	$—	$—	$3,004,815
***Cost of Foreign Cash	$—	$—	$—	$24,623	$—

See Notes to Financial Statements.

	Alger Spectra Fund	Alger Green Fund	Alger Analyst Fund	Alger International Opportunities Fund	Alger Dynamic Opportunities Fund
NET ASSETS BY CLASS
Class A	$456,630,519	$39,060,099	$2,193,393	$2,044,574	$12,666,076
Class C	$25,604,665	$2,302,229	$160,301	$135,853	$—
Class I	$92,434,789	$11,276,384	$155,168	$587,185	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 6
Class A	41,393,489	6,414,941	228,526	251,357	1,204,787
Class C	2,343,949	382,526	16,907	16,977	—
Class I	8,340,814	1,854,320	16,185	72,322	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$11.03	$6.09	$9.60	$8.13	$10.51
Class A — Offering Price Per Share (includes 5.25% sales charge)	$11.64	$6.43	$10.13	$8.58	$11.10
Class C — Net Asset Value Per Share	$10.92	$6.02	$9.48	$8.00	—
Class I — Net Asset Value Per Share	$11.08	$6.08	$9.59	$8.12	—

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Operations (Unaudited)

For the six months ended April 30, 2010

	Alger Spectra Fund	Alger Green Fund	Alger Analyst Fund	Alger International Opportunities Fund	Alger Dynamic Opportunities Fund
INCOME
Dividends (net of foreign withholding taxes*)	$2,562,885	$200,052	$7,968	$23,202	$18,851
Interest	2,029	2,254	38	24	452
Other	680	49	61	136	1
Total Income	2,565,594	202,355	8,067	23,362	19,304
EXPENSES
Advisory fees—Note 3(a)	2,034,830	152,129	9,623	13,374	44,152
Distribution fees—Note3(f):
Class A	454,424	40,604	2,479	2,484	9,198
Class C	62,319	8,446	706	687	—
Class I	95,227	10,851	175	688	—
Administrative fees—Note 3(a)	62,175	5,892	311	368	1,012
Dividends on securities sold short	417,905	—	—	—	10,734
Custodian fees	43,630	6,516	4,258	22,491	21,725
Interest expenses	318,347	—	—	—	3,800
Transfer agent fees and expenses—Note 3(b)	187,898	30,333	6,849	7,191	1,279
Printing fees	55,850	6,320	582	922	1,713
Professional fees	74,010	16,535	11,182	13,554	15,828
Registration fees	41,433	19,938	19,305	19,332	11,063
Trustee fees—Note 3(e)	9,118	8,662	8,629	8,629	8,631
Miscellaneous	37,220	4,646	1,527	1,544	2,087
Total Expenses	3,894,386	310,872	65,626	91,264	131,222
Less, expense reimbursements Note 3(a)	(12,783)	(36,705)	(51,510)	(69,346)	(37,270)
Net Expenses	3,881,603	274,167	14,116	21,918	93,952
NET INVESTMENT INCOME (LOSS)	(1,316,009)	(71,812)	(6,049)	1,444	(74,648)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and options	57,032,369	415,584	180,072	63,242	365,835
Net realized gain (loss) on foreign currency transactions	(95,214)	—	6	(1,051)	(2,002)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	15,045,956	5,889,902	229,569	71,101	(24,203)
Net realized and unrealized gain on investments, options and foreign currency	71,983,111	6,305,486	409,647	133,292	339,630

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,667,102	$6,233,674	$403,598	$134,736	$264,982

*Foreign withholding taxes	$6,681	$1,588	$222	$1,885	$142

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund
	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009
Net investment income (loss)	$(1,316,009)	$(651,164)
Net realized gain (loss) on investments, options and foreign currency	56,937,155	5,328,801
Net change in unrealized appreciation on investments, options and foreign currency	15,045,956	49,721,977
Net increase in net assets resulting from operations	70,667,102	54,399,614
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class C	—	—
Class I	—	—
Return of capital
Class A	—	—
Class C	—	—
Class I	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	119,521,463	56,635,704
Class C	19,430,613	4,460,220
Class I	16,506,699	62,730,510
Net increase from shares of beneficial interest transactions—Note 6	155,458,775	123,826,434
Total increase	226,125,877	178,226,048
Net Assets:
Beginning of period	348,544,096	170,318,048
END OF PERIOD	$574,669,973	$348,544,096
Undistributed net investment income (accumulated loss)	$(1,225,928)	$90,081

See Notes to Financial Statements.

	Alger Green Fund		Alger Analyst Fund		Alger International Opportunities Fund
	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009
Net investment income (loss)	$(71,812)	$(31,684)	$(6,049)	$(9,447)	$1,444	$8,493
Net realized gain (loss) on investments, options and foreign currency	415,584	(4,973,349)	180,078	(395,379)	62,191	(738,877)
Net change in unrealized appreciation on investments, options and foreign currency	5,889,902	9,225,788	229,569	750,734	71,101	1,189,972
Net increase in net assets resulting from operations	6,233,674	4,220,755	403,598	345,908	134,736	459,588
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—	—	—	—	(10,661)
Class C	—	—	—	—	—	(477)
Class I	—	—	—	—	—	(495)
Return of capital
Class A	—	—	—	—	—	(16,071)
Class C	—	—	—	—	—	(719)
Class I	—	—	—	—	—	(745)
Total dividends and distributions to shareholders	—	—	—	—	—	(29,168)
Increase (decrease) from shares of beneficial interest transactions:
Class A	6,983,425	1,599,587	120,382	55,079	59,336	(391,239)
Class C	1,031,384	889,187	9,438	28,608	27,018	14,668
Class I	3,401,872	5,802,181	(27,596)	59,882	60,146	386,609
Net increase from shares of beneficial interest transactions—Note 6	11,416,681	8,290,955	102,224	143,569	146,500	10,038
Total increase	17,650,355	12,511,710	505,822	489,477	281,236	440,458
Net Assets:
Beginning of period	34,988,357	22,476,647	2,003,040	1,513,563	2,486,376	2,045,918
END OF PERIOD	$52,638,712	$34,988,357	$2,508,862	$2,003,040	$2,767,612	$2,486,376
Undistributed net investment income (accumulated loss)	$(71,908)	$(96)	$(6,153)	$(105)	$587	$16,678

Alger Dynamic Opportunities Fund
For the Period Ended April 30, 2010 (Unaudited)
Net investment loss	$(74,648)
Net realized gain on investments, options and foreign currency	363,833
Net change in unrealized depreciation on investments, options and foreign currency	(24,203)
Net increase in net assets resulting from operations	264,982
Increase (decrease) from shares of beneficial interest transactions:
Class A	12,401,094
Net increase from shares of beneficial interest transactions—Note 6	12,401,094
Total increase	12,666,076
Net Assets:
Beginning of period	—
END OF PERIOD	$12,666,076
Undistributed net investment income (accumulated loss)	$(74,648)

See Notes to Financial Statements.

THE ALGER FUNDS II

Statement of Cash Flows (Unaudited)

For the six months ended April 30, 2010

	Alger Spectra Fund	Alger Dynamic Opportunities Fund
INCREASE (DECREASE) IN CASH
Cash flows from operating activities:
Net increase in net assets resulting from operations	70,667,102	264,982
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of Investment securities	(688,898,558)	(13,913,631)
Proceeds from disposition of Investment securities	546,254,008	5,847,127
Purchases of short-term investments securities, net	(24,800,216)	(2,946,837)
Decrease in securities sold short	35,856,316	3,098,393
Increase in interest and dividends receivable	(58,642)	(1,044)
Increase in receivable for securities sold	(7,308,300)	(324,723)
Decrease in payable for securities purchased	1,897,444	49,447
Increase in prepaid expenses	(1,703)	(17,689)
Decrease (increase) in receivable from Investment Advisor	3,100	(6,781)
Decrease in accrued expenses	167,211	30,966
Decrease (increase) in dividends payable	(6,075)	2,751
Unrealized depreciation (appreciation) on investments	(15,045,956)	24,203
Realized gain on investments	(56,937,155)	(363,833)
Net use of cash in operating activities	(138,211,424)	(8,256,669)

Cash flows from financing activities:
Proceeds from shares sold	187,081,240	12,175,950
Payments on shares redeemed	(40,490,455)	—
Net use of cash in financing activities	146,590,785	12,175,950
Net increase in cash	8,379,361	3,919,281

Cash:
Beginning balance	2,405,192 (1)	—
Ending balance	10,784,553	3,919,281

(1) Excludes cash of $650,000 held as collateral for short sales.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class A
	Six months ended 4/30/2010(i)		Year ended 10/31/2009		Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$9.28		$7.07		$12.00	$8.49	$6.94	$5.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)		(0.02)		(0.07)	(0.08)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	1.78		2.23		(4.86)	3.59	1.65	1.15
Total from investment operations	1.75		2.21		(4.93)	3.51	1.55	1.10
Net asset value, end of period	$11.03		$9.28		$7.07	$12.00	$8.49	$6.94
Total return(iii)	18.7%		31.4%		(41.1)%	41.3%	22.3%	18.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$456,631		$280,139		$170,147	$329,830	$191,387	$187,542
Ratio of gross expenses to average net assets	1.71	%(iv)	1.90	%(v)	2.01%	2.07%	2.01%	2.07%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		(0.48)%	(0.48)%	0.00%	0.00%
Ratio of net expenses to average net assets	1.71%		1.90%		1.53%	1.59%	2.01%	2.07%
Ratio of net investment income (loss) to average net assets	(0.57)%		(0.29)%		(0.65)%	(0.79)%	(1.20)%	(0.81)%
Portfolio turnover rate	129.79%		362.48%		313.46%	282.13%	232.20%	247.72%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.33% related to dividend expense on short positions and interest expense for the period ended 4/30/2010.

(v) Includes 0.29% related to dividend expense on short positions and interest expense for the period ended 10/31/2009.

See Notes to Financial Statements.

	Class C					Class I
	Six months ended 4/30/2010(i)		Year ended 10/31/2009		From 9/24/2008 (commencement of operations) to 10/31/2008(ii)	Six months ended 4/30/2010(i)		Year ended 10/31/2009		From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$9.23		$7.07		$8.78	$9.32		$7.08		$8.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.08)		(0.12)		(0.01)	(0.02)		(0.07)		—
Net realized and unrealized gain (loss) on investments	1.77		2.28		(1.70)	1.78		2.31		(1.70)
Total from investment operations	1.69		2.16		(1.71)	1.76		2.24		(1.70)
Net asset value, end of period	$10.92		$9.23		$7.07	$11.08		$9.32		$7.08
Total return(iv)	18.3%		30.6%		(19.5)%	18.9%		31.8%		(19.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$25,605		$4,685		$90	$92,435		$63,719		$81
Ratio of gross expenses to average net assets	2.53	%(v)	2.48	%(vi)	2.27%	1.64	%(v)	1.50	%(vii)	1.53%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		(0.02)%	(0.03)%		(0.05)%		(0.28)%
Ratio of net expenses to average net assets	2.53%		2.48%		2.25%	1.61%		1.45%		1.25%
Ratio of net investment income (loss) to average net assets	(1.48)%		(1.35)%		(0.92)%	(0.47)%		(0.77)%		0.09%
Portfolio turnover rate	129.79%		362.48%		313.46%	129.79%		362.48%		313.46%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.33% related to dividend expense on short positions and interest expense for the period ended 4/30/2010.

(vi) Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/2009.

(vii) Includes 0.20% related to dividend expense of short positions and interest expense for the period ended 10/31/2009.

See Notes to Financial Statements.

Alger Green Fund(i)

	Class A
	Six months ended 4/30/2010(ii)	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007	Year ended 10/31/2006	Year ended 10/31/2005
Net asset value, beginning of period	$5.24	$4.52	$7.90	$6.61	$6.17	$5.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.01)	0.00	(0.01)	(0.03)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	0.86	0.72	(3.19)	2.09	1.13	1.05
Total from investment operations	0.85	0.72	(3.20)	2.06	1.10	1.04
Distributions from net realized gains	—	—	(0.18)	(0.77)	(0.66)	(0.24)
Net asset value, end of period	$6.09	$5.24	$4.52	$7.90	$6.61	$6.17
Total return(iv)	16.2%	15.9%	(41.4)%	34.4%	19.1%	19.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$39,060	$27,335	$22,307	$13,744	$2,446	$1,505
Ratio of gross expenses to average net assets	1.40%	1.87%	1.49%	2.15%	7.04%	2.00%
Ratio of expense reimbursements to average net assets	(0.15)%	(0.62)%	(0.24)%	(0.90)%	(5.79)%	(0.75)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.10)%	(0.21)%	(0.42)%	(0.53)%	(0.25)%
Portfolio turnover rate	10.02%	79.75%	106.34%	131.66%	209.65%	152.60%

(i) Commenced operations January 12, 2007.  Total increase in net assets from November 1, 2006 to January 11, 2007 is that of its predecessor fund, Alger Green Institutional Fund.  See Note 1 in the Notes to Financial Statements.

(ii) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C			Class I
	Six months ended 4/30/2010(ii)	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(iii)	Six months ended 4/30/2010(ii)	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(iii)
Net asset value, beginning of period	$5.20	$4.51	$5.65	$5.24	$4.52	$5.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iv)	(0.03)	(0.05)	—	(0.01)	(0.01)	—
Net realized and unrealized gain (loss) on investments	0.85	0.74	(1.14)	0.85	0.73	(1.13)
Total from investment operations	0.82	0.69	(1.14)	0.84	0.72	(1.13)
Net asset value, end of period	$6.02	$5.20	$4.51	$6.08	$5.24	$4.52
Total return(v)	15.8%	(15.3)%	(20.2)%	16.0%	(15.9)%	(20.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,302	$1,041	$90	$11,276	$6,612	$80
Ratio of gross expenses to average net assets	2.26%	2.49%	2.17%	1.49%	1.63%	1.42%
Ratio of expense reimbursements to average net assets	(0.26)%	(0.49)%	(0.17)%	(0.24)%	(0.38)%	(0.17)%
Ratio of net expenses to average net assets	2.00%	2.00%	2.00%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(1.09)%	(1.05)%	(1.01)%	(0.32)%	(0.28)%	(0.26)%
Portfolio turnover rate	10.02%	79.75%	106.34%	10.02%	79.75%	106.34%

(i) Commenced operations January 12, 2007.  Total increase in net assets from November 1, 2006 to January 11, 2007 is that of its predecessor fund, Alger Green Institutional Fund.  See Note 1 in the Notes to Financial Statements.

(ii) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iv) Amount was computed based on average shares outstanding during the period.

(v) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Analyst Fund

	Class A
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	From 3/30/2007 (commencement of operations) to 10/31/2007(ii)
Net asset value, beginning of period	$8.02	$6.57	$12.07	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.02)	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	1.60	1.49	(4.93)	2.11
Total from investment operations	1.58	1.45	(4.99)	2.07
Distributions from net realized gains	—	—	(0.51)	—
Net asset value, end of period	$9.60	$8.02	$6.57	$12.07
Total return(iv)	19.7%	22.1%	(43.0)%	20.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,193	$1,722	$1,360	$2,675
Ratio of gross expenses to average net assets	5.19%	7.62%	3.04%	2.50%
Ratio of expense reimbursements to average net assets	(3.99)%	(6.42)%	(1.84)%	(1.30)%
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.49)%	(0.53)%	(0.60)%	(0.66)%
Portfolio turnover rate	37.43%	144.99%	124.91%	67.44%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C			Class I
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(ii)	Six months ended 4/30/2010(i)	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$7.95	$6.56	$8.55	$8.01	$6.56	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.05)	(0.09)	(0.01)	(0.02)	(0.04)	—
Net realized and unrealized gain (loss) on investments	1.58	1.48	(1.98)	1.60	1.49	(1.99)
Total from investment operations	1.53	1.39	(1.99)	1.58	1.45	(1.99)
Net asset value, end of period	$9.48	$7.95	$6.56	$9.59	$8.01	$6.56
Total return(iv)	19.3%	21.2%	(23.3)%	19.7%	22.1%	(23.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$160	$126	$77	$155	$155	$77
Ratio of gross expenses to average net assets	6.10%	8.49%	6.60%	14.10%	7.75%	5.85%
Ratio of expense reimbursements to average net assets	(4.15)%	(6.54)%	(4.65)%	(12.90)%	(6.55)%	(4.65)%
Ratio of net expenses to average net assets	1.95%	1.95%	1.95%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(1.23)%	(1.29)%	(1.31)%	(0.48)%	(0.56)%	(0.56)%
Portfolio turnover rate	37.43%	144.99%	124.91%	37.43%	144.99%	124.91%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger International Opportunities Fund

	Class A
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	Year ended 10/31/2008	From 2/28/2007 (commencement of operations) to 10/31/2007(ii)
Net asset value, beginning of period	$7.72	$6.39	$13.56	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.00	0.03	0.04	0.05
Net realized and unrealized gain (loss) on investments	0.41	1.39	(7.09)	3.51
Total from investment operations	0.41	1.42	(7.05)	3.56
Dividends from net investment income	—	(0.04)	(0.02)	—
Distributions from net realized gains	—	—	(0.10)	—
Return of capital	—	(0.05)	—	—
Net asset value, end of period	$8.13	$7.72	$6.39	$13.56
Total return(iv)	5.5%	22.5%	(52.4)%	35.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,045	$1,883	$1,902	$3,633
Ratio of gross expenses to average net assets	6.34%	9.14%	4.67%	4.12%
Ratio of expense reimbursements to average net assets	(4.69)%	(7.49)%	(3.02)%	(2.47)%
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income (loss) to average net assets	0.09%	0.44%	0.35%	0.64%
Portfolio turnover rate	23.26%	63.24%	72.00%	40.19%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C			Class I
	Six months ended 4/30/2010(i)	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(ii)	Six months ended 4/30/2010(i)	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$7.62	$6.37	$8.87	$7.69	$6.37	$8.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.03)	(0.02)	—	0.01	0.03	—
Net realized and unrealized gain (loss) on investments	0.41	1.37	(2.50)	0.42	1.40	(2.50)
Total from investment operations	0.38	1.35	(2.50)	0.43	1.43	(2.50)
Dividends from net investment income	—	(0.04)	—	—	(0.04)	—
Return of capital	—	(0.06)	—	—	(0.07)	—
Net asset value, end of period	$8.00	$7.62	$6.37	$8.12	$7.69	$6.37
Total return(iv)	5.0%	21.6%	(28.2)%	5.6%	22.9%	(28.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$136	$104	$72	$587	$500	$72
Ratio of gross expenses to average net assets	7.24%	9.79%	6.66%	8.46%	7.61%	5.91%
Ratio of expense reimbursements to average net assets	(4.84)%	(7.39)%	(4.26)%	(7.06)%	(6.21)%	(4.51)%
Ratio of net expenses to average net assets	2.40%	2.40%	2.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	(0.71)%	(0.36)%	(0.65)%	0.37%	0.37%	(0.35)%
Portfolio turnover rate	23.26%	63.24%	72.00%	23.26%	63.24%	72.00%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Dynamic Opportunities Fund

	Class A
	From 11/2/2009 (commencement of operations) to 4/30/2010(i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)
Net realized and unrealized gain (loss) on investments	0.61
Total from investment operations	0.51
Net asset value, end of period	$10.51
Total return(iii)	5.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,666
Ratio of gross expenses to average net assets	3.61	%(iv)
Ratio of expense reimbursements to average net assets	(1.03)%
Ratio of net expenses to average net assets	2.58%
Ratio of net investment income (loss) to average net assets	(2.05)%
Portfolio turnover rate	184.55%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.39% related to dividend expense on short positions and interest expense for the period ended 4/30/2010.

See Notes to Financial Statements.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger International Opportunities Fund and Alger Dynamic Opportunities Fund (collectively, the “Funds” or individually, each a “Fund”) (formerly Spectra Fund, Spectra Green Fund, Spectra Alchemy Fund and Spectra International Opportunities Fund, respectively). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers Class A shares, Class C shares, and Class I shares except for Alger Dynamic Opportunities Fund which only offers Class A shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the cost of its plan of distribution and transfer agency services.

NOTE 2 — Summary of Significant Accounting Policies:

(a) Investment Valuation: Investments of the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time). Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity and type, as well as prices quoted by dealers who make markets in such securities.

Short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(d) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. Purchasing put and call options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Funds’ Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. There were no option transactions during the six months ended April 30, 2010.

(e) Short Sales: Securities sold short represent obligation to deliver the securities at a future date.  A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date.  When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale).  As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  Based upon their review of tax positions for the Funds’ open tax years of 2006-2009 in these jurisdictions, the Funds have determined that ASC 740 did not have a material impact on the Funds’ financial statements for the six months ended April 30, 2010.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.  These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of results for the interim period presented.  All such adjustments are of a normal recurring nature.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory Fee	Administration Fee
Alger Spectra Fund	0.90%	.0275%
Alger Green Fund	0.71	.0275
Alger Analyst Fund	0.85	.0275
Alger International Opportunities Fund	1.00	.0275
Alger Dynamic Opportunities Fund	1.20	.0275

Alger Management has established an expense cap for several share classes, effective through February 28, 2011, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	Class			Fees Waived / Reimbursed for the Six Months Ended
	A	C	I	April 30, 2010
Alger Spectra Fund*	N/A	N/A	N/A	$12,783
Alger Green Fund	1.25%	2.00%	1.25%	36,705
Alger Analyst Fund	1.20	1.95	1.20	51,510
Alger International Opportunities Fund	1.65	2.40	1.40	69,346
Alger Dynamic Opportunities Fund**	2.00	N/A	N/A	37,270

* From 11/1/09 to 3/1/10, the Fund had an expense cap of 2.25% and 1.25% for Class C and I shares respectively (excluding interest, dividends on short sales, taxes, brokerage and extraordinary expenses).

** From 11/1/09 to 3/1/10, the Fund had an expense cap of 2.25% (excluding interest, dividends on short sales, taxes, brokerage and extraordinary expenses).

(b) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management on a per account basis for its liaison and administrative oversight of the transfer agent and related services. During the six months ended April 30, 2010, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger International Opportunities and Alger Dynamic Opportunities Fund incurred fees of $36,031, $4,788, $60, $171 and $197, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.  All fees paid by Alger Management to intermediaries that provide omnibus account services or sub-accounting

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

are charged back to the Fund, subject to certain limitations, all as approved by the Trust’s Board of Trustees.  For the six months ended April 30, 2010, these expenses are included in the transfer agent fees and expenses in the Statement of Operations.

(c) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. For the six months ended April 30, 2010, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by the Distributor, were approximately $3,331 and $2,772, respectively. The contingent deferred sales charges are used by the Distributor to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.

(d) Brokerage Commissions: During the six months ended April 30, 2010, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger International Opportunities Fund and Alger Dynamic Opportunities Fund paid Fred Alger & Company, Incorporated (“Alger Inc.”), an affiliate of Alger Management, $910,008, $9,975, $675, $0 and 3,984 respectively, in connection with securities transactions.

(e) Trustees’ Fees: From November 1, 2009 through February 8, 2010 the Fund paid each trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees received an additional annual fee of $10,000 paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee received an additional $50 for each audit committee meeting attended, to a maximum of $200 per annum.

Effective February 9, 2010 the Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum. The Chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $75 from each Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(f) Distribution/Shareholder Servicing Fees: The Funds have adopted a distribution plan pursuant to which each share class of each Fund pays Alger Inc. a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

Fee
Share Class	Rate
A	0.25%
C	1.00
I	0.25

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds, and each fund may borrow in an amount up to 10% of its net assets from other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding during the six months ended April 30, 2010.

(h) Other Transactions with Affiliates: Certain trustees and officers of the Trust are directors and officers of Alger Management, Alger Inc. and Alger Services. At April 30, 2010, Alger Management and its affiliates owned the following shares:

	Share Class
	A	C	I
Alger Spectra Fund	1,197,006	11,390	11,390
Alger Green Fund	438,941	17,699	17,699
Alger Analyst Fund	200,290	11,696	11,696
Alger International Opportunities Fund	182,126	11,461	11,480
Alger Dynamic Opportunities Fund	633,766	N/A	N/A

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than short-term securities, for the six months ended April 30, 2010:

	PURCHASES	SALES
Alger Spectra Fund	$688,479,811	$546,254,008
Alger Green Fund	14,621,929	3,988,315
Alger Analyst Fund	792,202	744,657
Alger International Opportunities Fund	665,964	577,828
Alger Dynamic Opportunities Fund	13,750,335	5,847,127

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3 (g).  For the six months ended April 30, 2010, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Spectra Fund	$6,948	2 .23%

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The highest amount borrowed during the six months ended April 30, 2010, for each Fund was as follows:

Highest Borrowing
Alger Spectra Fund	$689,935

NOTE 6 — Share Capital:

(a)  The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	14,561,615	$154,534,153	11,051,128	$93,100,552
Shares redeemed	(3,345,941)	(35,012,690)	(4,938,361)	(36,464,848)
Net increase	11,215,674	$119,521,463	6,112,767	$56,635,704
Class C:
Shares sold	1,875,130	$19,848,012	500,468	$4,508,798
Shares redeemed	(39,002)	(417,399)	(5,414)	(48,578)
Net increase	1,836,128	$19,430,613	495,054	$4,460,220
Class I:
Shares sold	1,804,900	$19,605,578	6,852,971	$62,988,664
Shares redeemed	(300,056)	(3,098,879)	(28,390)	(258,154)
Net increase	1,504,844	$16,506,699	6,824,581	$62,730,510

Alger Green Fund
Class A:
Shares sold	1,868,716	$10,841,202	2,483,463	$11,221,664
Shares redeemed	(669,013)	(3,857,777)	(2,205,457)	(9,622,077)
Net increase	1,199,703	$6,983,425	278,006	$1,599,587
Class C:
Shares sold	194,611	$1,100,781	184,581	$908,705
Shares redeemed	(12,426)	(69,397)	(4,112)	(19,518)
Net increase	182,185	$1,031,384	180,469	$889,187
Class I:
Shares sold	702,498	$4,040,769	1,394,748	$6,506,264
Shares redeemed	(111,233)	(638,897)	(149,392)	(704,083)
Net increase	591,265	$3,401,872	1,245,356	$5,802,181

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2010		FOR THE YEAR ENDED OCTOBER 31, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Analyst Fund
Class A:
Shares sold	14,449	$125,627	17,078	$127,140
Shares redeemed	(619)	(5,245)	(9,494)	(72,061)
Net increase	13,830	$120,382	7,584	$55,079
Class C:
Shares sold	1,895	$16,507	6,363	$43,618
Shares redeemed	(837)	(7,069)	(2,210)	(15,010)
Net increase	1,058	$9,438	4,153	$28,608
Class I:
Shares sold	2,411	$21,985	7,694	$59,883
Shares redeemed	(5,615)	(49,581)	0	(1)
Net increase (decrease)	(3,204)	$(27,596)	7,694	$59,882

Alger International Opportunities Fund
Class A:
Shares sold	12,670	$102,757	40,338	$254,379
Dividends reinvested	—	—	3,666	22,215
Shares redeemed	(5,347)	(43,421)	(97,703)	(667,833)
Net increase (decrease)	7,323	$59,336	(53,699)	$(391,239)
Class C:
Shares sold	4,642	$37,018	2,805	$18,598
Dividends reinvested	—	—	199	1,196
Shares redeemed	(1,284)	(10,000)	(660)	(5,126)
Net increase	3,358	$27,018	2,344	$14,668
Class I:
Shares sold	12,710	$103,199	65,340	$478,328
Dividends reinvested	—	—	206	1,240
Shares redeemed	(5,343)	(43,053)	(11,865)	(92,959)
Net increase	7,367	$60,146	53,681	$386,609

Alger Dynamic Opportunities Fund
Class A:
Shares sold	1,204,787	$12,401,094	—	$—
Net increase	1,204,787	$12,401,094	—	$—

During the year ended October 31, 2009, shares sold for the Alger Spectra Fund included a subscription-in-kind of 54,355 Class I shares valued at $57,789,822.

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities and were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Alger Spectra Fund	$12,785	$1,204
Alger Green Fund	930	1,250
Alger Analyst Fund	—	—
Alger International Opportunities Fund	—	—
Alger Dynamic Opportunities Fund	—	—

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the six months ended April 30, 2010 and the year ended October 31, 2009 was as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Alger Spectra Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Green Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger Analyst Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

Alger International Opportunities Fund
Distributions paid from:
Ordinary Income	—	$11,633
Long-term capital gain	—	—
Return of capital	—	17,535
Total distributions paid	—	$29,168

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2010	FOR THE YEAR ENDED OCTOBER 31, 2009
Alger Dynamic Opportunities Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Return of capital	—	—
Total distributions paid	—	—

As of October 31, 2009, the components of accumulated gains and losses on a tax basis were as follows:

Alger Spectra Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(7,167,472)

Alger Green Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$1,091,059

Alger Analyst Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$153,615

Alger International Opportunities Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(132,862)

Alger Dynamic Opportunities Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	—

The difference between book basis and tax basis unrealized appreciation is determined annually at October 31, 2009, and is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2009, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	EXPIRATION DATES
	2010	2016	2017	TOTAL
Alger Spectra Fund	$107,067,302	$31,478,777	$1,215,200	$139,761,279
Alger Green Fund	$—	$3,405,353	$5,042,397	$8,447,750
Alger Analyst Fund	$—	$226,801	$391,053	$617,854
Alger International Opportunities Fund	$—	$13,573	$802,324	$815,897

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2010 in valuing the Funds’ investments and securities sold short carried at fair value:

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$76,571,700	$76,514,397	$57,303	—
Consumer Staples	21,640,067	21,640,067	—	—
Energy	58,257,509	58,257,509	—	—
Financials	66,154,812	66,154,812	—	—
Health Care	70,844,736	70,844,736	—	—
Industrials	48,720,463	48,720,463	—	—
Information Technology	207,743,205	207,743,205	—	—
Materials	25,952,360	25,952,360	—	—
Telecommunication Services	3,546,312	3,546,312	—	—
TOTAL COMMON STOCKS	579,431,164	579,373,861	57,303	—
PREFERRED STOCKS
Financials	$911,562	$911,562	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$28,550,119	—	$28,550,119	—
TOTAL INVESTMENTS IN SECURITIES	$608,892,845	$580,285,423	$28,607,422	—
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$8,196,955	$8,196,955	—	—
Consumer Staples	1,567,040	1,567,040	—	—
Financials	19,953,261	19,953,261	—	—
Health Care	6,228,786	6,228,786	—	—
Industrials	9,813,786	9,813,786	—	—
Information Technology	9,027,856	9,027,856	—	—
Telecommunication Services	1,871,165	1,871,165	—	—
Utilities	5,588,238	5,588,238	—	—
TOTAL SECURITIES SOLD SHORT	$62,247,087	$62,247,087	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$9,531,896	$9,531,896	—	—
Consumer Staples	3,383,170	3,383,170	—	—
Energy	1,392,204	1,392,204	—	—
Financials	3,239,685	3,239,685	—	—
Health Care	4,535,972	4,535,972	—	—
Industrials	11,085,067	10,704,211	380,856	—
Information Technology	13,277,258	13,277,258	—	—
Materials	1,704,183	1,704,183	—	—
Utilities	923,333	923,333	—	—
TOTAL COMMON STOCKS	49,072,768	48,691,912	380,856	—
CONVERTIBLE CORPORATE BONDS
Industrials	$122,788	—	$122,788	—
SHORT-TERM INVESTMENTS
Time Deposits	$3,297,437	—	$3,297,437	—
TOTAL INVESTMENTS IN SECURITIES	$52,492,993	$48,691,912	$3,801,081	—

Alger Analyst Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$422,316	$422,316	—	—
Consumer Staples	113,561	113,561	—	—
Energy	106,490	106,490	—	—
Financials	143,442	143,442	—	—
Health Care	608,954	520,509	88,445	—
Industrials	152,829	152,829	—	—
Information Technology	583,385	575,184	8,201	—
Materials	43,039	43,039	—	—
Telecommunication Services	32,835	32,835	—	—
TOTAL COMMON STOCKS	2,206,851	2,110,205	96,646	—
SHORT-TERM INVESTMENTS
Time Deposits	$269,906	—	$269,906	—
TOTAL INVESTMENTS IN SECURITIES	$2,476,757	$2,110,205	$366,552	—

Alger International Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$187,615	$24,697	$162,918	—
Consumer Staples	279,132	73,617	205,515	—
Energy	268,734	55,498	213,236	—
Financials	258,767	104,221	154,546	—
Health Care	537,276	60,677	476,599	—
Industrials	218,180	58,216	159,964	—
Information Technology	404,261	331,689	72,572	—
Materials	220,014	62,883	157,131	—
Telecommunication Services	123,001	—	123,001	—
Utilities	42,187	—	42,187	—
TOTAL COMMON STOCKS	2,539,167	771,498	1,767,669	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

CONVERTIBLE PREFERRED STOCK
Materials	$17,636	$17,636	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$189,743	—	$189,743	—
TOTAL INVESTMENTS IN SECURITIES	$2,746,546	$789,134	$1,957,412	—

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,061,119	$1,061,119	—	—
Consumer Staples	56,422	56,422	—	—
Energy	1,088,412	1,088,412	—	—
Exchange Traded Funds	261,336	261,336	—	—
Financials	1,387,347	1,387,347	—	—
Health Care	1,138,478	1,138,478	—	—
Industrials	702,601	702,601	—	—
Information Technology	2,185,633	2,185,633	—	—
Materials	488,367	488,367	—	—
TOTAL COMMON STOCKS	8,369,715	8,369,715	—	—
PREFERRED STOCKS
Financials	$36,418	$36,418	—	—
SHORT-TERM INVESTMENTS
Time Deposits	$246,837	—	$246,837	—
TOTAL INVESTMENTS IN SECURITIES	$11,352,970	$8,406,133	$2,946,837	—
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$277,554	$277,554	—	—
Consumer Staples	77,526	77,526	—	—
Energy	436,567	436,567	—	—
Exchange Traded Funds	150,182	150,182	—	—
Financials	720,305	720,305	—	—
Health Care	117,848	117,848	—	—
Industrials	297,449	297,449	—	—
Information Technology	787,238	787,238	—	—
Materials	74,190	74,190	—	—
Telecommunication Services	42,059	42,059	—	—
Utilities	117,475	117,475	—	—
TOTAL SECURITIES SOLD SHORT	$3,098,393	$3,098,393	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Funds purchase put and call options or writes covered call options and put options for speculative purposes or to economically hedge against adverse movements in the value of portfolio holdings. The Funds will segregate assets to cover its obligations under option contracts.

There were no derivative transactions for the six months ended April 30, 2010.

NOTE 10 — Litigation:

In October 2006, Alger Management, the Distributor and Alger Shareholder Services, Inc. entered into a settlement with the office of the New York State Attorney General, and in January 2007, the Manager and Distributor entered into a settlement with the Securities and Exchange Commission (the “SEC”) in connection with practices in the mutual fund industry identified as “market timing” and “late trading.” As part of these settlements, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits were dismissed by the court, the Alger-related class and derivative suits were settled in principle, but such settlement remains subject to court approval. On May 19, 2010 the court preliminarily

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

approved the settlement of the Alger-related lawsuits, subject to the hearing in due course of objections to the settlement, if any, by former or present shareholders entitled to raise such objections.

NOTE 11 — Recent Accounting Pronouncements:

On January 21, 2010, the FASB issued Accounting Standards Update (ASU) 2010-06.  The ASU amends ASC 820 to add new requirements  for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements.  It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value.  The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009.  At this time, management is evaluating the implications of ASU 2010-06.

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to April 30, 2010.  No such events have been identified which require recognition and disclosure.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2009 and ending April 30, 2010.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Expenses Paid During the Six Months Ended April 30, 2010(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2010(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,187.30	$9.43	1.71%
	Hypothetical(c)	1,000.00	1,016.59	8.69	1.71
Class C	Actual	1,000.00	1,183.10	13.92	2.53
	Hypothetical(c)	1,000.00	1,012.45	12.83	2.53
Class I	Actual	1,000.00	1,188.80	8.88	1.61
	Hypothetical(c)	1,000.00	1,017.09	8.19	1.61

Alger Green Fund
Class A	Actual	$1,000.00	$1,162.20	$6.81	1.25%
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25
Class C	Actual	1,000.00	1,157.70	10.88	2.00
	Hypothetical(c)	1,000.00	1,015.12	10.16	2.00
Class I	Actual	1,000.00	1,160.30	6.81	1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25

Alger Analyst Fund
Class A	Actual	$1,000.00	$1,197.00	$6.65	1.20%
	Hypothetical(c)	1,000.00	1,019.16	6.11	1.20
Class C	Actual	1,000.00	1,192.50	10.78	1.95
	Hypothetical(c)	1,000.00	1,015.38	9.91	1.95
Class I	Actual	1,000.00	1,197.30	6.65	1.20
	Hypothetical(c)	1,000.00	1,019.16	6.11	1.20

Alger International Opportunities Fund
Class A	Actual	$1,000.00	$1,054.50	$8.54	1.65%
	Hypothetical(c)	1,000.00	1,016.89	8.39	1.65
Class C	Actual	1,000.00	1,019.90	12.22	2.40
	Hypothetical(c)	1,000.00	1,013.11	12.18	2.40
Class I	Actual	1,000.00	1,240.30	7.91	1.40
	Hypothetical(c)	1,000.00	1,018.15	7.12	1.40

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$1,051.00	$13.34	2.58%
	Hypothetical(c)	1,000.00	1,012.20	13.09	2.58

(a)       Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)       Annualized.

(c)        5% annual return before expenses.

Privacy Policy

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated (“Alger”) we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information (“personal information”) entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger’s Privacy Policy and how we collect and protect your personal information. This Privacy Policy (“Policy”) describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliate, Fred Alger Management, Inc., as well as the following funds:  The Alger Funds, The Alger Institutional Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•                  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•                  Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•                  Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•                  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•                  To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

•                  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger’s Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER FUNDS II

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

AFIISAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  June 29, 2010

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:  June 29, 2010